                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [ ]  Confidential,for Use of the
[ ]  Definitive Proxy  Statement             Commission Only (as permitted
[ ]  Definitive  Additional Materials        by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant
     to Rule 14a-11(c) or Rule 14a-12

                           Chindex International, Inc.
               --------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

          Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

          Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

          Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

          Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          Amount Previously Paid:

          ----------------------------------------------------------------------

          Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

          Filing Party:

          ----------------------------------------------------------------------

          Date Filed:

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                           CHINDEX INTERNATIONAL, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814
                           ---------------------------

                                           September __, 2004

Dear Stockholder:

     You are cordially  invited to attend the Annual Meeting of  Stockholders of
Chindex  International,  Inc. (the "COMPANY") to be held at the Residence Inn by
Marriott, 7335 Wisconsin Avenue,  Bethesda,  Maryland, on Thursday,  October 14,
2004 at 10:00 A.M., local time. The matters to be acted upon at that meeting are set forth and  described  in the Notice of Annual  Meeting  and Proxy  Statement
which accompany this letter. We request that you read these documents carefully.

     We hope that you plan to attend the meeting.  However,  if you are not able to join us, we urge you to exercise your right as a stockholder and vote. Please promptly  sign,  date and return  the  enclosed  proxy card in the  accompanying postage  prepaid  envelope.  You may,  of course,  attend the Annual  Meeting of
Stockholders  and vote in person even if you have  previously  mailed your proxy card.

                                           Sincerely,

                                           ROBERTA LIPSON
                                           Chairperson of the Board of Directors

IT IS IMPORTANT THAT YOU VOTE,  SIGN AND RETURN THE  ACCOMPANYING  PROXY CARD AS
SOON AS POSSIBLE.

                           CHINDEX INTERNATIONAL, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814
                           ---------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 14, 2004

To the Stockholders of Chindex International, Inc.:

     NOTICE IS HEREBY GIVEN that the 2004 Annual  Meeting of  Stockholders  (the
"MEETING") of Chindex  International,  Inc. (the  "COMPANY") will be held at the
Residence  Inn by  Marriott,  7335  Wisconsin  Avenue,  Bethesda,  Maryland,  on
Thursday,  October 14, 2004 at 10:00 A.M.,  local time, to consider and act upon the following matters:

          1.  To elect nine  directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified.

          2.  To approve the Company's 2004 Stock Incentive Plan.

          3.  To   approve  an  amendment  to  the  Company's   Certificate   of
Incorporation  to  increase  by 100% the number of  authorized  shares of Common
Stock and Class B Common Stock.

          4.  To  transact  such other  business as may properly come before the
Meeting or any adjournment or postponement thereof.

     Information  regarding  the  matters  to be acted  upon at the  Meeting  is contained  in the  accompanying  Proxy  Statement.  The  close  of  business  on
September  1, 2004 has been fixed as the record  date for the  determination  of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                           By Order of the Board of Directors,

                                           ELYSE BETH SILVERBERG
                                           Secretary
Bethesda, Maryland
September __, 2004

================================================================================

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.  WHETHER
OR NOT YOU ATTEND THE MEETING,  IT IS IMPORTANT  THAT YOUR SHARES BE REPRESENTED
AT THE MEETING.  EACH STOCKHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED
PROXY  CARD WHICH IS BEING  SOLICITED  ON BEHALF OF THE BOARD OF  DIRECTORS.  AN
ENVELOPE  ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE
AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

================================================================================

                           CHINDEX INTERNATIONAL, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814
                           ---------------------------
                                 PROXY STATEMENT
                           ---------------------------

GENERAL

     This Proxy Statement is furnished to the holders of Common Stock, par value
$.01 per share ("COMMON  Stock"),  and Class B Common Stock,  par value $.01 per share ("CLASS B COMMON STOCK"), of Chindex  International,  Inc. (the "COMPANY")
in connection  with the  solicitation by and on behalf of its Board of Directors of  proxies  ("PROXY"  or  "PROXIES")  for use at the  2004  Annual  Meeting  of
Stockholders (the "MEETING") to be held on Thursday,  October 14, 2004, at 10:00
A.M.,  local time,  at the  Residence Inn by Marriott,  7335  Wisconsin  Avenue,
Bethesda,  Maryland and at any  adjournment  or  postponement  thereof,  for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

SOLICITATION OF PROXIES

     The cost of preparing,  assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement, Proxies and annual reports is to be borne by the  Company.  The  Company  also will  reimburse  brokers who are holders of record  of Common  Stock for their  expenses  in  forwarding  Proxies  and Proxy soliciting  material to the beneficial owners of such shares. In addition to the use of the  mails,  Proxies  may be  solicited  without  extra  compensation  by directors,  officers  and  employees  of the  Company  by  telephone,  telecopy, telegraph  or personal  interview.  The  approximate  mailing date of this Proxy
Statement is September __, 2004.

     Unless otherwise  specified,  all Proxies,  in proper form, received by the time of the Meeting will be voted for the election of all nominees  named herein to  serve  as  directors  and  in  favor  of  the  proposals  set  forth  in the accompanying Notice of Annual Meeting of Stockholders and described below.

REVOCABILITY OF PROXIES

     A Proxy may be revoked by a stockholder  at any time before its exercise by filing with Elyse Beth Silverberg,  the Secretary of the Company, at the address set forth above,  an instrument of revocation or a duly executed proxy bearing a later  date,  or by  attending  the  Meeting  and  electing  to vote in  person.
Attending  the Meeting will not, in and of itself,  constitute  revocation  of a
Proxy.

OUTSTANDING SHARES

     The close of business on  September  1, 2004 has been fixed by the Board of
Directors  as the  record  date (the  "RECORD  DATE") for the  determination  of stockholders  entitled  to  notice  of,  and to vote  at,  the  Meeting  and any adjournments  or  postponement  thereof.  As of  the  Record  Date,  there  were
[4,551,152]  shares of Common  Stock and 775,000  shares of Class B Common Stock outstanding.  The shares of Class B Common Stock are  convertible at any time at the  option of the  holder  and  automatically  upon the  occurrence  of certain circumstances into shares of Common Stock on a one-for-one basis. Each holder of
Common Stock is entitled to one vote for each share held by such holder and each holder of Class B Common  Stock is  entitled to six votes for each share held by such  holder.  Except as set  forth  below,  shares of Common  Stock and Class B
Common Stock vote as one class.

QUORUM

     The Company's Bylaws provide that the presence in person or  representation by proxy of the holders of a majority of the votes  entitled to be cast shall be necessary to, and shall  constitute a quorum for, the transaction of business at all  meetings  of the  stockholders,  except as  otherwise  provided by statute.
Pursuant to Delaware law, however, in the event that a separate vote by class is required,  a  majority  of the  outstanding  shares of such  class is  required, present in person or  represented by proxy,  to constitute a quorum  entitled to take action with respect to that vote on that matter. Consequently,  in the case of  the  proposed  amendment  (Proposal  3)  to  the  Company's  Certificate  of
Incorporation  increasing  the number of  authorized  shares of Common Stock and
Class B Common Stock, a quorum consists of the presence in person or by proxy of
(i) a majority of the  outstanding  votes of the Company's  stock entitled to be cast  (consisting  of the Class B Common  Stock,  with six votes per share,  and
Common Stock,  with one vote per share,  voting together) and (ii) a majority of the  outstanding  shares of Common Stock.  For all other purposes of the Meeting identified in this Proxy Statement,  a quorum consists of the presence in person or by proxy of a  majority  of the  outstanding  votes  of the  Company's  stock entitled  to be cast.  Proxies  submitted  that  contain  abstentions  or broker non-votes will be deemed present at the Meeting for purposes of determining  the presence of a quorum.

     If a  quorum  is not  present  or  represented  at the  Meeting,  then  the stockholders  entitled to vote thereat who are present in person or  represented by proxy shall have the power to adjourn  the meeting  from time to time until a quorum shall be present or  represented.  If the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken,  then no further  notice of the  adjourned  meeting  need be  given.  If any  matter  not described  in this Proxy  Statement is properly  presented  at the Meeting,  the persons named in the proxy card will use their judgment to determine how to vote your  shares.  This  includes  a motion to adjourn or  postpone  the  Meeting to solicit additional proxies. The Company does not know of any other matters to be presented at the Meeting.

VOTING

     When voting  together,  each holder of Common Stock is entitled to one vote for each share held by such  holder and each  holder of Class B Common  Stock is entitled  to six  votes  for  each  share  held by such  holder.  The  Company's
Certificate of  Incorporation  currently  provides that the Common Stock and the
Class B Common  Stock shall vote  together  as a single  class on all matters on which they may vote,  except when class  voting is required by law.  Pursuant to
Delaware law, class voting is required in the case of the proposed  amendment to the Company's  Certificate of Incorporation  increasing the number of authorized shares of Common Stock and Class B Common Stock.  Consequently,  the affirmative vote of a majority of the outstanding  shares of each of the Common Stock voting as a class  and the  Class B Common  Stock  voting  as a class is  required  for approval of the proposed amendment.  As such, each abstention or failure to vote by  holders  of Common  Stock or Class B Common  Stock  effectively  counts as a negative vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     At the Meeting,  stockholders  will elect nine directors to serve until the next annual meeting of stockholders  and until their  respective  successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies  received for the election of Mmes.  Roberta  Lipson,
Elyse Beth Silverberg and Carol R. Kaufman, and Messrs.  Lawrence Pemble, Robert
C. Goodwin, Jr., A. Kenneth Nilsson, Julius Y. Oestreicher,  Douglas B. Grob and
Holli Harris  (collectively,  the  "NOMINEES")  to serve as directors upon their nomination at the Meeting.  A majority of the  Nominees,  and  consequently  the
Company's  entire Board of Directors  upon the election of all of the  Nominees, are  "independent  directors"  as that  term is  defined  under the rules of The
Nasdaq Stock Market.  All Nominees currently serve on the Board of Directors and their terms expire at the  Meeting.  Each Nominee has advised the Company of his or her  willingness  to serve as a director of the Company.  In case any Nominee should become unavailable for election to the Board of Directors for any reason, the  persons  named in the  Proxies  have  discretionary  authority  to vote the
Proxies for one or more alternative nominees who will be designated by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

     The  directors  and  executive  officers of the  Company and their  present positions with the Company are as follows:

NAME                           POSITIONS WITH THE COMPANY

Roberta Lipson                 Chairperson of the Board of Directors,
                               Chief Executive Officer and President

Elyse Beth Silverberg          Executive Vice President, Secretary and Director

Lawrence Pemble                Executive Vice President Finance and Business
                               Development and Director

Robert C. Goodwin, Jr.         Executive Vice President Operations, Treasurer,
                               Assistant Secretary, General Counsel and Director

A. Kenneth Nilsson (1)(2)      Director

Julius Y. Oestreicher (1)(2)   Director

Carol R. Kaufman (1)           Director

Douglas B. Grob                Director

Holli Harris                   Director
-----------------
(1) Member of the Compensation Committee and the Audit Committee.
(2) Member of the Nominating Committee.

     All  directors of the Company hold office until the next annual  meeting of the stockholders and until their successors have been elected and qualified. The officers  of the  Company  are  elected by the Board of  Directors  at the first meeting after each annual meeting of the Company's  stockholders and hold office until  their  death,  until  they  resign or until they have been  removed  from office.

INFORMATION ABOUT NOMINEES

     Set forth below is certain  information  with respect to each  director and
Nominee:

     ROBERTA LIPSON,  49,  co-founded the Company in 1981. Ms. Lipson has served as the  Chairperson  of the Board of  Directors,  Chief  Executive  Officer  and
President  since that time.  From 1979 until  founding the Company in 1981,  Ms.
Lipson was  employed  in China by Sobin  Chemical,  Inc.,  a  worldwide  trading company,  as  Marketing  Manager,  coordinating  marketing  and sales of various equipment in China. Ms. Lipson was employed by Schering-Plough Corp. in the area of product marketing until 1979. Ms. Lipson received a B.A. degree in East Asian
Studies from  Brandeis  University  and an MBA degree from  Columbia  University
Graduate School of Business.

     ELYSE BETH SILVERBERG,  47,  co-founded the Company in 1981. Ms. Silverberg has served as the  Company's  Executive  Vice  President  and Secretary and as a
Director since that time. Prior to founding the Company,  from 1980 to 1981, Ms.
Silverberg  worked with Ms. Lipson at Sobin Chemical,  Inc. and was an intern in
China with the  National  Council for  U.S.-China  Trade from 1979 to 1980.  Ms.
Silverberg  received a B.A. degree in Chinese Studies and History from the State
University of New York at Albany.

     LAWRENCE PEMBLE, 47, joined the Company in 1984 and has served as Executive
Vice President  Finance and Business  Development  since January 1996. From 1986 until 1996, Mr. Pemble served as Vice President of Marketing.  From 1986 through
April 1992 and  September  1993 to the present,  Mr. Pemble has also served as a
Director of the Company.  Prior to joining the Company,  Mr. Pemble was employed by China Books and Periodicals,  Inc. as Manager,  East Coast Center. Mr. Pemble
received  a B.A.  degree  in  Chinese  Studies  and  Linguistics  from the State
University of New York at Albany.

     ROBERT C.  GOODWIN,  JR.,  63,  has  served  as  Executive  Vice  President
Operations  since January 1996,  as Assistant  Secretary  since June 1995 and as
General Counsel,  Treasurer and a Director of the Company since October 1992. In addition to his other duties,  from October 1992 until January 1996, Mr. Goodwin served as Vice  President of  Operations  for the Company.  Prior to joining the
Company,  Mr.  Goodwin was  engaged in the private  practice of law from 1979 to
1992, with a specialty in international law, in Washington,  D.C. and had served as the Company's  outside  counsel  since 1984.  Prior to such  employment,  Mr.
Goodwin served for two years as the Assistant  General Counsel for International
Trade and Emergency  Preparedness for the United States Department of Energy and
for three years as the Deputy  Assistant  General Counsel for the Federal Energy
Administration.  From 1969 until 1974, Mr. Goodwin served as an attorney-advisor for the U.S.  Department of Commerce.  Mr. Goodwin  received a B.A.  degree from
Fordham University and a J.D. degree from Georgetown University Law Center.

     A.  KENNETH  NILSSON,  71, has served as a Director  of the  Company  since
January 1996. Mr. Nilsson  formerly served as President of Cooper  Laboratories,
Inc.;  President of Cooper Lasersonics,  Inc.; Managing Director of Pfizer Taito
Ltd.; President of Max Factor,  Japan; and Chairman of the Monterey Institute of
International Studies. Mr. Nilsson received a B.A. degree from the University of
Southern California and an M.A. degree from the University of California.

     JULIUS Y.  OESTREICHER,  74, has served as a Director of the company  since
January  1996.  Mr.  Oestreicher  has  been a  partner  with  the  law  firm  of
Oestreicher & Ennis,  LLP and its  predecessor  firms for thirty years,  engaged primarily in estate,  tax and  business  law.  Mr.  Oestreicher  received a B.S.
degree  in  Business  Administration  from City  College  of New York and a J.D.
degree from Fordham University School of Law.

     CAROL R.  KAUFMAN,  55,  has  served as a  Director  of the  Company  since
November  2000.  Ms.  Kaufman has been Vice  President and Chief  Administrative
Officer of The Cooper  Companies,  a medical device company,  since October 1995 and was elected Vice President of Legal Affairs in March 1996. From January 1989
through  September  1995,  she  served as Vice  President,  Secretary  and Chief
Administrative  Officer of Cooper Development Company, a healthcare and consumer products  company  that was a former  affiliate  of The  Cooper  Companies.  Ms.
Kaufman received her undergraduate degree from Boston University.

     DOUGLAS B. GROB,  41, has served as a Director of the Company  since August
2004. From 1994 to 2001, Mr. Grob was a Ph.D.  student,  teaching  assistant and
research   affiliate  in  the  Department  of  Political   Science  at  Stanford
University.  From 2001 to 2002,  Mr.  Grob  served as a  Research  Fellow at the
Asia-Pacific Research Center at Stanford University.  In addition,  from 2000 to
2002,  Mr.  Grob  was a  Visiting  Scholar  at the  School  of  Law  of  Beijing
University.  Since  2002,  Mr.  Grob  has  been an  Assistant  Professor  in the
Department of Government  and Politics at the  University of Maryland.  Mr. Grob
received  an A.B.  degree  from the  University  of  Pennsylvania,  two  Masters degrees, and a Ph.D. in political science from Stanford University.

     HOLLI  HARRIS,  37, has served as a Director  of the Company  since  August
2004. From 2000 to 2001, Ms. Harris served as Business  Development  Manager for
Frog Design Inc., an  international  industrial  design firm.  During 2001,  Ms.
Harris was a Product  Development  Contractor  for  Johnson  Controls,  Inc.,  a
designer and manufacturer of automotive and facilities interior systems.  During
2002, Ms. Harris was a Senior Licensing Manager for Illumigen Biosciences, Inc.,
which is in the  business of  proprietary  genetic  technologies.  In 2003,  Ms.
Harris was a Financial  Analyst with Amgen Inc., an international  biotechnology and pharmaceutical firm.  Currently,  Ms. Harris is a Revenue Analyst for Corbis
Corporation,  which is an international visual and image solutions provider.  In addition, Ms. Harris previously worked for the U.S. State Department at the U.S.
Embassy in Moscow.  Ms.  Harris has a dual degree in Russian  and  International
Relations  from the  University of California - Davis and an MBA in Finance from the University of Michigan.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of  Directors  held five  meetings  and took action by  unanimous written  consent  eight times during  fiscal  2004.  Other than Mr. Grob and Ms.
Harris,  who were  appointed to the Board  during  fiscal  2005,  each  director attended each meeting and signed each written consent.

     The Company has a Nominating  Committee,  a  Compensation  Committee and an
Audit Committee.

     THE NOMINATING COMMITTEE.  The Nominating Committee consists of Mr. Nilsson and Mr. Oestreicher. The Nominating Committee will consider candidates for Board membership suggested by its members and other Board members and management. This committee will consider  Director  candidates from  stockholders for election at the 2005 annual  meeting if such nominees are  submitted in accordance  with the procedures set forth in "Additional Information--Advanced Notice Procedures."

     The Nominating  Committee makes an initial  determination  as to whether to conduct a full evaluation of a prospective candidate. This initial determination is  based  on  whatever  is  provided  to  the  Nominating  Committee  with  the
recommendation  of  the  prospective  candidate,   as  well  as  the  Nominating
Committee's   own  knowledge  of  the  prospective   candidate,   which  may  be
supplemented by inquiries to the person making the recommendation or others. The preliminary  determination  is based primarily on the need for additional  Board members to fill  vacancies  or expand  the size of the Board and the  likelihood that the prospective nominee can satisfy the evaluation factors described below.
If the Nominating  Committee  determines,  in consultation  with the other Board members as  appropriate,  that  additional  consideration  is warranted,  it may request that additional  information about the prospective  nominee's background and  experience  be  gathered  and a  report  be  prepared  for  the  Nominating
Committee.  The Nominating Committee then would evaluate the prospective nominee with respect to  independence,  integrity,  experience,  sound judgment in areas relevant to the Company's  businesses and willingness to commit  sufficient time to the Board,  among other  things,  all in the context of an  assessment of the perceived  needs of the Board at that point in time.  The  Nominating  Committee will also measure candidates against the criteria it sets,  including skills and attributes that reflect the values of the Company. The Nominating Committee will also be  responsible  for  reviewing  with the Board,  on an annual  basis,  the criteria it believes appropriate for Board membership.

     The Nominating  Committee will also consider such other relevant factors as it deems  appropriate,  including  the  current  composition  of the Board,  the balance of management and  independent  directors,  the need for Audit Committee expertise and the evaluations of other  prospective  nominees.  Depending on the needs of the  Company  at the time,  the  prospective  nominees  and such  other factors  as the  Nominating  Committee  deems  in its  business  judgment  to be relevant,  the Nominating  Committee will take such other steps as are necessary to evaluate the prospective nominee,  including, if warranted one or more of the members of the Nominating Committee  interviewing the prospective nominee. After completing  this  evaluation  and  other  steps of the  process  the  Nominating
Committee  would make a  recommendation  to the full Board as to the persons who should be nominated by the Board,  and the Board  determines  the nominees after considering  the  recommendation  and report of the  Nominating  Committee.  The
Nominating  Committee was not formed until fiscal 2005 and thus did not hold any meetings in fiscal 2004.

     THE  COMPENSATION  COMMITTEE.  The Compensation  Committee  consists of Mr.
Oestreicher,  as Chair,  Mr.  Nilsson  and Ms.  Kaufman,  each of whom meets the independence  requirements  of The Nasdaq  Stock  Market.  The  function  of the
Compensation  Committee is to review and recommend to the Board the compensation of the Company's Chief Executive Officer and other executive officers, to govern the proposed 2004 Stock  Incentive Plan and to make other relevant  compensation decisions  of the  Company  and to  attend to such  other  matters  relating  to compensation  as may be prescribed by the Board of Directors.  The  Compensation
Committee  held five  meetings  in fiscal  2004 and each  member  attended  each meeting.

     THE AUDIT COMMITTEE. The Audit Committee consists of Mr. Nilsson, as Chair,
Ms.  Kaufman,  as  Vice  Chair,  and  Mr.  Oestreicher,  all of  whom  meet  the independence requirements for audit committee members under Section 10A(m)(3) of the  Securities  Exchange  Act of 1934 and the listing  standards  of The Nasdaq
Stock Market. The Audit Committee meets with the Company's  independent auditors at least  annually  to review the  results of the annual  audit and  discuss the financial statements. The Audit Committee also meets with the auditors quarterly to discuss the results of the auditors'  quarterly  reviews as well as quarterly results  and  quarterly  earnings  releases.  The  Audit  Committee  also  makes recommendations  concerning the selection each year of the independent  auditors of the Company,  reviews the effectiveness of the Company's internal  accounting methods and procedures and determines  through  discussions with the independent auditors  whether any  instructions or limitations have been placed upon them in connection  with the  scope of their  audit  or its  implementation.  The  Audit
Committee reviews and reassesses its charter annually and recommends any changes to the  Board of  Directors  for  approval.  The  specific  responsibilities  in carrying  out the Audit  Committee's  oversight  role are set forth in the Audit
Committee's  Charter, a copy of which is attached hereto as Annex A. A report of the Audit Committee  appears under the caption "Audit  Committee  Report" below.
The Audit  Committee held seven meetings in fiscal 2004 and each member attended each meeting.

AUDIT COMMITTEE REPORT

     The following Report of the Audit Committee does not constitute  soliciting material and should not be deemed filed or  incorporated  by reference  into any other Company filing under the Securities Act of 1933 or the Securities Exchange
Act of 1934,  except to the extent the Company  specifically  incorporates  this
Report by reference therein.

     The Audit Committee oversees the Company's  financial  reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial  statements  and the reporting  process,  including the systems of internal  controls.  In  fulfilling  its oversight  responsibilities,  the Audit
Committee  reviewed  with  management  the audited  financial  statements in the
Company's  Annual  Report on Form 10-K for the fiscal year ended March 31, 2004, including a discussion of the quality,  and not just the  acceptability,  of the accounting  principles,  the  reasonableness of significant  judgments,  and the clarity of disclosures in the financial statements.

     The  Audit  Committee  reviewed  with  the  independent  auditors,  who are responsible  for  expressing  an  opinion  on the  conformity  of those  audited financial  statements  with  generally  accepted  accounting  principles,  their judgments as to the quality,  and not just the  acceptability,  of the Company's accounting  principles  and such other  matters as are  required to be discussed with the  Audit  Committee  under  generally  accepted  auditing  standards.  In addition,  the Audit Committee has discussed with the  independent  auditors the auditors'  independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

     The Audit Committee discussed with the Company's  independent  auditors the overall  scope and plans for their  audit.  The Audit  Committee  meets with the independent  auditors,  with and  without  management  present,  to discuss  the results of their  examinations,  their  evaluations  of the  Company's  internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews  and  discussions  referred to above,  the Audit
Committee  recommended to the Board of Directors (and the Board of Directors has
approved)  that the audited  financial  statements  be included in the Company's
Annual  Report on Form 10-K for the year ended March 31, 2004, as amended to the date hereof, for filing with the Securities and Exchange Commission.

     The Audit  Committee  determined that the provision by Ernst & Young LLP of non-audit  services was compatible with  maintaining the independence of Ernst &
Young LLP. In  accordance  with its  charter,  the Audit  Committee  approved in advance  all audit and  non-audit  services  provided  by Ernst & Young LLP.  In certain  cases,  the Audit  Committee  may  delegate  authority  to  pre-approve non-audit  services on a  preliminary  basis to one or more members of the Audit
Committee,  provided  that  such  pre-approvals  are  communicated  to the  full
Committee  at  its  next  meeting.   During  fiscal  2004,   all  services  were
pre-approved by the Audit Committee in accordance with this policy.

                                           A. Kenneth Nilsson, Chair
                                           Carol R. Kaufman
                                           Julius Oestreicher
                                           Members of the Audit Committee

AUDIT AND NON-AUDIT FEES AND INDEPENDENT PUBLIC ACCOUNTANTS

     During  fiscal year ended March 31, 2004,  the three months ended March 31,
2003 and the fiscal year ended  December 31, 2002,  the aggregate fees billed by
Ernst & Young LLP for professional services were as follows:

                              Fiscal Year     Three Months      Fiscal Year
                            Ended March 31,  Ended March 31,  Ended December 31,
                                 2004             2003             2002
                                 ----             ----             ----

      Audit Fees:(1).......   $135,000           $20,000         $125,000
      Audit-Related Fees:..          0                 0                0
      Tax Fees:(2).........     36,300                 0           34,660
      All Other Fees:(3)...   $145,545            $6,853          $18,551
                              --------            ------          -------
     Total.................   $316,845           $26,853         $178,211
                              ========           -------         --------

(1)  Represents fees for professional  services  provided in connection with the audit of our  annual  financial  statements  and  review  of our  quarterly financial  statements,  advice on accounting  matters that arose during the audit and audit  services  provided in connection  with other  statutory or regulatory filings.

(2)  Represents  fees for  international  and U.S. tax  planning and  compliance services as well as consultations and assistance  surrounding  matters with various income and sales tax authorities.

(3)  Represents  fees for services  provided in  connection  with the  Company's registration  statement as recently declared effective by the SEC and other miscellaneous items not otherwise included in the categories above.

CODE OF BUSINESS CONDUCT

     The Company has adopted a Code of Business Conduct,  which is applicable to all of its directors, officers and employees,  including the principal executive officer,  the principal financial officer and the principal  accounting officer.
Certain sections of the Code are also applicable to the Board of Directors.  The
Code is  available  on the  Company's  website at  WWW.CHINDEX.COM.  The Company intends to post amendments to or waivers from the Code to the extent  applicable to its  chief  executive  officer,  principal  financial  officer  or  principal accounting officer.

COMPENSATION OF DIRECTORS

     Each  director who is not an employee of the Company is paid for serving on the  Board of  Directors  a  retainer  at the rate of  $3,000  per  annum and an additional $1,000 for each meeting of the Company's stockholders attended,  $500 for each meeting of the Board of Directors attended and $300 for each meeting of a committee of the Board of Directors attended. The Company also reimburses each director  for  reasonable  expenses  in  attending  meetings  of  the  Board  of
Directors.  Directors  also receive  stock options as determined by the Board of
Directors.  Directors who are also  employees of the Company are not  separately compensated for their services as directors.  The Company has granted options to purchase  shares of the  Company's  Common Stock to its outside  directors on an annual basis but not in  standardized  amounts from year to year.  During fiscal
2004, each outside director was granted options to purchase 15,000 such shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Company's  compensation  committee  are Ms.  Kaufman and
Messrs.  Nilsson and Oestreicher.  No member of the compensation committee has a relationship  that would constitute an interlocking  relationship with executive officers or directors of another entity.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since April 1, 2003,  there has not been any  transaction,  and there is no currently proposed transaction,  involving the Company and any of its directors, executive officers 5% stockholders or any members of the immediate family of any of the foregoing  persons,  which transaction  would be disclosable  pursuant to
Item 404 of Regulation S-K promulgated pursuant to the Securities Act of 1933.

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

     The following  Report of the  Compensation  Committee  and the  performance graph included  elsewhere in this proxy  statement do not constitute  soliciting material and should not be deemed filed or  incorporated  by reference  into any other Company filing under the Securities Act of 1933 or the Securities Exchange
Act of 1934,  except to the extent the Company  specifically  incorporates  this
Report or the performance graph by reference therein.

OVERVIEW AND PHILOSOPHY

     The Compensation  Committee of the Board of Directors is composed  entirely
of  non-employee   directors  and  is  responsible  for  developing  and  making recommendations  to the  Board  of  Directors  with  respect  to  the  Company's executive  compensation  policies.  In  addition,  the  Compensation  Committee, pursuant  to  authority  delegated  by the Board of  Directors,  determines  the compensation  to be paid to the Chief  Executive  Officer  and each of the other executive officers of the Company.

     The objectives of the Company's executive compensation program are to:

          *    Support the achievement of desired Company performance

          *    Provide compensation that will attract and retain superior talent and reward performance

     The   executive   compensation   program   provides  an  overall  level  of
compensation  opportunity  that is intended to be competitive.  The Compensation
Committee has considered companies of comparable size and in similar industries.
The  Compensation  Committee  believes  that  the  Company  is  atypical  in its combination of operations and China-based location, as well as other operational and human  resource  circumstances.  As such,  the  Compensation  Committee  has designed its executive compensation in light of such circumstances.

EXECUTIVE OFFICER COMPENSATION PROGRAM

     The Company's executive officer  compensation  program is comprised of base salary, annual cash incentive compensation,  long-term incentive compensation in the  form of stock  options,  specific  performance-based  bonuses  and  various benefits,  including medical and pension plans generally  available to employees of the Company. In 2001, the Company entered into employment agreements with the executive officers. See "Executive  Compensation - Employment Agreements." These
employment agreements have not been amended during the last three years.

BASE SALARY

     Base salary levels for the Company's  executive  officers are competitively set  relative to  historical  levels as well as  comparable  entities in similar industries.  In determining salaries, the Compensation Committee also takes into
account   individual   experience   and   performance,   as  well  as   specific
circumstances,  particular  to the  Company.  The  base  salary  levels  for the executive  officers  have not been  increased  during the past  three  years and currently  are  $184,437  for  Ms.  Lipson,  our  Chief  Executive  Officer  and
President;  $177,606 for Ms. Silverberg, our Executive Vice President;  $170,775
for Mr. Pemble,  our Executive Vice President Finance and Business  Development;
and $167,244 for Mr.  Goodwin,  our  Executive  Vice  President  Operations  and
General Counsel. In light of the foregoing, the Compensation Committee currently is  considering  increasing  the base salary levels for the Company's  executive officers.

STOCK OPTION PROGRAM

     The stock option  program has been the Company's  long-term  incentive plan for  providing an incentive to key employees  (including  directors and officers who are key  employees)  and to directors  who are not employees of the Company.
This  program  would be expanded to include  other equity  incentives  under the proposed 2004 Stock Incentive Plan.

1994 STOCK OPTION PLAN

     The 1994 Stock Option Plan,  which by its terms has terminated,  authorized the Board of  Directors  or a committee  thereof to award key  executives  stock options  during  fiscal 2004.  Options  granted under the plan  contained  terms determined  by the  Board  of  Directors  (or a  committee  thereof),  including exercise periods and price;  PROVIDED,  HOWEVER, that the 1994 Stock Option Plan required that the exercise price of the options not be less than the fair market value of the Common Stock on the date of the grant and the  exercise  period not exceed ten years, subject to further limitations.  During fiscal 2004 no options were granted under the plan to any executive officer, although such options were granted  during fiscal 2005. In light of the expiration of the 1994 Stock Option
Plan,  the 2004 Stock  Incentive  Plan is being  submitted  for  approval by the
Company's stockholders.

BENEFITS

     The Company  provides to executive  officers  medical and pension  benefits that  generally  are  available  to  employees  of the  Company.  The  amount of perquisites,  as determined in accordance  with the rules of the SEC relating to executive compensation, exceeded 10% of salary for each of the fiscal year ended
December  31, 2002,  the fiscal  period ended March 31, 2003 and the fiscal year ended March 31, 2004 with respect to Mmes. Lipson and Silverberg.  The principal components of these perquisites were cost of tuition and housing in China.

BONUS

     In light of the Compensation  Committee's satisfaction with the performance of management and the Company in general, the Company may pay bonuses to certain executive  officers.  Certain executive officers from time to time have received annual bonuses in the amount of $25,000.  During fiscal 2004,  however,  none of
Ms. Lipson, Ms Silverberg,  Mr. Pemble nor Mr. Goodwin received any such a bonus on the basis in part that the  Compensation  Committee  awarded stock options to executive officers during fiscal 2005.

CHIEF EXECUTIVE OFFICER COMPENSATION

     As noted above,  in 2001, the Company  entered into a five-year  employment agreement with Ms. Lipson. See "Executive  Compensation-Employment  Agreements".
In  making  compensation  decisions  as to the  employment  of Ms.  Lipson,  the
Compensation Committee specifically  considered the Company's recent revenue and earnings  performance  in the  context  of the  continuing  difficult  time  and unpredictable  political and economic circumstances of the Company's industries, as well as the increased risk of loss of qualified management personnel.

                                           Julius Y. Oestreicher, Chair
                                           A. Kenneth Nilsson
                                           Carol Kaufman
                                           Members of the Compensation Committee

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as to the ownership of shares of the  Company's  Common Stock and Class B Common Stock as of the record date with respect to (i) holders known to the Company to  beneficially  own more than five percent (5%) of the outstanding  Common Stock or the Class B Common Stock,  (ii)
each  director,  (iii) the  Company's  Chief  Executive  Officer  and each other executive  officer  whose  annual cash  compensation  for fiscal  2004  exceeded
$100,000  and (iv) all  directors  and  executive  officers  of the Company as a group.

AMOUNT AND NATURE
                              OF BENEFICIAL
                             OWNERSHIP(b)(c)               PERCENT OF
                         ------------------------- -----------------------------
NAME AND ADDRESS OF                    CLASS B               CLASS B
BENEFICIAL                 COMMON      COMMON      COMMON    COMMON
STOCKHOLDER(a)              STOCK      STOCK(d)     STOCK    STOCK   COMBINED(e)
--------------              -----      --------     -----    -----   -----------
Roberta Lipson.......... 118,012(f)    440,000(g)    2.5%     56.8%    29.6%
Elyse Beth Silverberg... 137,972(h)    260,500       3.0      33.6     18.3
Lawrence Pemble......... 101,148(i)     74,500       2.1       9.6      5.9
Robert C. Goodwin, Jr... 188,328(j)         --       4.0       --       2.0
Julius Y. Oestreicher... 129,532(k)         --       2.7       --       1.4
A. Kenneth Nilsson...... 129,532(l)         --       2.7       --       1.4
Carol R. Kaufman........  69,360(m)         --       1.5       --        *
Douglas B. Grob.........      30            --        *        --        *
Holli Harris............      --            --       --        --        --
Neon Liberty Capital
  Management LLC
  230 Park Avenue,
  Suite 865
  New York, NY  10169... 300,390(n)         --       6.6      --        3.3
Federated Kaufmann
  Fund, a portfolio of
  Federated Equity
  Funds
  140 East 45th Street,
  43rd Floor
  New York, NY 10017.... 666,000(o)         --      14.3      --        7.2
All executive officers
  and directors as a
  group (9 persons)..... 873,914(p)    775,000      16.2     100.0     54.9
-----------------
*        Less than 1%.

(a)  Unless  otherwise  indicated,  the business address of each person named in the  table is c/o  Chindex  International,  Inc.,  7201  Wisconsin  Avenue,
     Bethesda, Maryland 20814.

(b)  Except as otherwise  indicated,  each of the parties listed has sole voting and investment power with respect to all shares indicated below.

(c)  Beneficial  ownership is calculated in accordance  with  Regulation  S-K as promulgated by the Commission.

(d)  Our Common  Stock is  entitled to one vote per share and our Class B Common
     Stock is entitled to six votes per share.

(e)  Indicates  percentage voting power represented by beneficial ownership when the Class B Common  Stock and Common  Stock vote  together,  based on total outstanding as of August 31, 2004 of 775,000 shares of Class B Common Stock and [4,551,152] shares of Common Stock.

(f)  Includes 116,800 shares underlying  options that are currently  exercisable with respect to all of the underlying shares.

(g)  Includes 20,000 shares held by each of the Ariel Benjamin Lee Trust, Daniel
     Lipson Plafker Trust and Jonathan  Lipson  Plafker Trust,  all of which Ms.
     Lipson is a trustee.

(h)  Includes 116,800 shares underlying  options that are currently  exercisable with respect to all of the underlying shares.

(i)  Includes 95,000 shares  underlying  options that are currently  exercisable with respect to all of the underlying shares.

(j)  Includes 181,820 shares underlying  options that are currently  exercisable with respect to all of the underlying shares.

(k)  Represents  shares underlying  options that are currently  exercisable with respect to all of the underlying shares.

(l)  Includes 123,480 shares underlying  options that are currently  exercisable with respect to all of the underlying shares.

(m)  Represents  shares underlying  options that are currently  exercisable with respect to all of the underlying shares.

(n)  The amount  and  nature of  beneficial  ownership  of these  shares by Neon
     Liberty  Capital  Management LLC is based solely on a Schedule 13G filed by it with the  Commission.  The Schedule  13G  indicates  that the  following natural  persons share  investment  decisions over our shares owned by Neon
     Liberty Capital  Management LLC:  Satyen Mehta,  Alejandro  Baez-Sacasa and
     Fang  Zheng.   We  have  no  independent   knowledge  of  the  accuracy  or
     completeness  of the information set forth in the Schedule 13G, but have no reason to believe that such information is not complete or accurate.

(o)  Federated Kaufmann Fund ("FKF") is a portfolio of Federated Equity Funds, a registered investment company. The parent holding company of FKF's advisors is Federated  Investors Inc. FKF's advisor is Federated  Equity  Management
     Company of Pennsylvania  ("FEMCPA") which has delegated daily management of the fund's assets to Federated Global Investment Management Corp.("FGIMC"),
     as subadvisor.  While the officers and directors of FEMCPA have dispositive power over FKF's  portfolio  securities,  they  customarily  delegate  this dispositive  power, and therefore the day to day dispositive  decisions are made by the portfolio managers of FKF, currently, Lawrence Auriana and Hans
     P. Utsch.  Messrs.  Auriana and Utsch disclaim any beneficial  ownership of the shares.  With respect to voting power,  FKF has delegated the authority to vote proxies to FEMCPA.  FEMCPA has established a Proxy Voting Committee to cast  proxy  votes on  behalf of FKF in  accordance  with  proxy  voting policies and procedure approved by FKF.

(p)  Includes  839,792  underlying  options that are currently  exercisable with respect to all of the underlying shares.

                             EXECUTIVE COMPENSATION

     The following table sets forth  information  concerning the annual and long term compensation  during our last three fiscal years and the three month fiscal period ended March 31, 2003 of our chief executive officer and other most highly compensated  executive  officers whose salary and bonus for fiscal 2004 exceeded
$100,000 for services rendered in all capacities to us and our subsidiaries:

                                               ANNUAL COMPENSATION
                                  ----------------------------------------------
                                                               OTHER ANNUAL
NAME AND PRINCIPAL POSITION       YEAR*    SALARY     BONUS    COMPENSATION
---------------------------       -----    ------     -----    ------------
Roberta Lipson................    2004    $184,437      --     $139,562(a)
  chairperson of the board,       2003    $ 46,109      --     $ 38,444(a)
  chief executive officer         2002    $184,437   $25,000   $137,765(a)
  and president                   2001    $184,437   $25,000   $156,460(a)

Elyse Beth Silverberg.........    2004    $177,606      --     $ 99,062(b)
  executive  vice president       2003    $ 44,402      --     $ 24,750(b)
  and secretary                   2002    $177,606   $25,000   $ 98,750(b)
                                  2001    $177,606   $25,000   $ 98,100(b)

Lawrence Pemble...............    2004    $170,775      --         --
  executive  vice president       2003    $ 42,694      --         --
  finance and business            2002    $170,775   $25,000       --
  development                     2001    $170,775   $25,000       --

Robert C. Goodwin, Jr.........    2004    $167,244      --         --
  executive vice president        2003    $ 41,811      --         --
  -- operations, treasurer,       2002    $167,244   $25,000       --
  assistant secretary and         2001    $167,244   $25,000       --
  general counsel

-----------------

*    Information  is  presented  for our fiscal year ended March 31,  2004,  the three months ended March 31, 2003,  and our fiscal years ended December 31,
     2002 and 2001. Effective April 1, 2003, we changed our fiscal year end from
     December 31 to March 31.

(a)  Includes  tuition expenses for Ms. Lipson's sons in China in the amounts of
     $36,600 in the year ended March 31, 2004, $13,694 in the three months ended
     March 31, 2003,  $36,475 in 2002 and $54,900 in 2001.  Also includes rental expenses of $96,000 in each of the years presented and $24,000 in the three months  ended  March 31,  2003,  for Ms.  Lipson's  housing in China.  Also includes  $3,062 in the year ended March 31, 2004, $750 in the three months ended March 31, 2003,  $2,750 in 2002 and $2,100 in 2001  representing  our matching contributions as deferred compensation under our 401(k) plan.

(b)  Includes  rental  expense  in the  amount of  $96,000  in each of the years presented  and $24,000 in the three months  ended March 31,  2003,  for Ms.
     Silverberg's housing in China. Also includes $3,062 in the year ended March
     31, 2004, $750 in the three months ended March 31, 2003, $2,750 in 2002 and
     $2,100  in  2001,   representing  our  matching  contribution  as  deferred
     compensation under our 401(k) plan.

EQUITY COMPENSATION PLAN INFORMATION

     The  following  table  contains  a summary  of the  number of shares of our
Common  Stock to be issued upon the  exercise of  options,  warrants  and rights outstanding  at March 31, 2004,  the  weighted-average  exercise  price of those outstanding options, warrants and rights, and the number of additional shares of our  Common  Stock  remaining  available  for future  issuance  under our equity compensation  plans as of March 31, 2004.  Effective  April 27,  2004,  our 1994

Stock Option Plan, under which all of the options  described below were granted, terminated by its terms.  Consequently,  no further options may be granted under any existing equity compensation plan as of the date of this prospectus.

 ------------------------------------------------------------------------------
|                    |      (a)       |        (b)       |         (c)         |
|                    |                |                  |                     |
|                    | Number of      |                  |Number of securities |
|                    | securities to  |                  |remaining available  |
|                    | be issued upon | Weighted-average |for the future       |
|                    | exercise of    | exercise  price  |issuance under equity|
|                    | outstanding    | of  outstanding  |compensation plans   |
|                    | options,       | options,         |(excluding securities|
|                    | warrants       | warrants and     |reflected in column  |
|Plan Category       | and rights     | rights           |(a))                 |
|--------------------|----------------|------------------|---------------------|
|                    |                |                  |                     |
|Equity compensation |                |                  |                     |
|plans approved by   |                |                  |                     |
|security holders    |    948,700     |     $2.52        |    1,010,000*       |
|--------------------|----------------|------------------|---------------------|
|                    |                |                  |                     |
|Equity compensation |                |                  |                     |
|plans not approved  |                |                  |                     |
|by security holders |      N/A       |      N/A         |      N/A            |
 ------------------------------------------------------------------------------

* None of these remain available for issuance as of the date hereof.

OPTION GRANTS IN LAST FISCAL YEAR

     We did not grant any options to our named executive  officers during fiscal
2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     The following table provides summary  information  concerning stock options held as of March  31,  2004 by our  chief  executive  officer  and by the  other executive officers named in the summary compensation table above.

                                                NUMBER OF
                                                SECURITIES         VALUE OF
                                                UNDERLYING        UNEXERCISED
                                                UNEXERCISED      IN-THE-MONEY
                        SHARES                  OPTIONS AT        OPTIONS AT
                      ACQUIRED ON   VALUE     FISCAL YEAR END  FISCAL YEAR END
                       EXERCISE    REALIZED     EXERCISABLE/     EXERCISABLE/
NAME                    (#)(a)      ($)(a)     UNEXERCISABLE    UNEXERCISABLE(b)
----                  -----------  --------   ---------------  -----------------
Roberta Lipson            --         --          96,800/0         $763,752/0
Elyse Silverberg          --         --          96,800/0         $763,752/0
Lawrence Pemble         16,800     $192,860      80,000/0         $631,200/0
Robert C. Goodwin, Jr.  10,000     $122,948     161,820/0       $1,284,162/0

-----------------
(a)  Based on the closing prices per share on the  respective  dates of exercise after giving  effect to a subsequent  100% stock  dividend in the form of a stock split.

(b)  Based on the closing price per share of $10.09 on March 31, 2004,  the last trading day of fiscal 2004.

EMPLOYMENT AGREEMENTS

     In 2001, we entered into five-year employment agreements with each of Mmes.
Lipson and  Silverberg  and  Messrs.  Pemble  and  Goodwin,  providing  for base salaries to be subject to annual review and  adjustment as determined by us, and which  currently are $184,437,  $177,606,  $170,775 and $167,244,  respectively.
Each such executive officer also receives additional  benefits,  including those generally provided to our other executive officers.  In addition,  each of Mmes.
Lipson and  Silverberg  also  receives  reimbursement  of  expenses  relating to residing in China.  Each employment  agreement also provides certain  additional compensation  in the case of a  departure  related  to a change  of  control  of
Chindex,  including the payment of three times the annual salary. Each agreement also contains  non-competition  provisions  that preclude  each  executive  from competing  with us for a period of two  years  from the date of  termination  of employment.

     We have obtained  individual term life insurance covering Ms. Lipson in the amount of $2,000,000. We are the sole beneficiary under this coverage.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

     Our certificate of incorporation  limits the liability of our stockholders, directors and officers to the maximum extent permitted by Delaware law. Delaware law provides that a director of a corporation will not be personally  liable for monetary  damages  for  breach  of  fiduciary  duty as a  director,  except  for liability:

     o    for  any  breach  of  the  director's  duty  of  loyalty  to us or our stockholders;

     o    for acts or omissions  not in good faith or that  involve  intentional misconduct or a knowing violation of law;

     o    under Delaware law regarding  unlawful  dividends and stock purchases;
          or

     o    for any  transaction  from  which the  director  derived  an  improper personal benefit.

     As permitted by Delaware law, our bylaws provide that we must indemnify our stockholders,  directors, officers, employees and agents in each situation where
Delaware law permits us to  indemnify  them.  We have  obtained  directors'  and officers'  insurance to cover our directors,  officers and some of our employees for certain liabilities.  We believe that these  indemnification  provisions and agreements  and this  insurance  are  necessary to attract and retain  qualified
directors  and  officers.   The  limitation  of  liability  and  indemnification
provisions  in our  certificate  of  incorporation  and  bylaws  may  discourage stockholders  from  bringing  a lawsuit  against  directors  for breach of their fiduciary  duty.  They may also reduce the  likelihood of derivative  litigation against  directors and officers,  even though an action,  if  successful,  might benefit us and other stockholders.  Furthermore,  a stockholder's investment may be adversely  affected to the extent we pay the costs of  settlement  and damage awards  against  directors  and  officers as  required by these  indemnification provisions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934
ACT"), requires the Company's directors and executive officers,  and persons who own more than 10% of the Company's  Common  Stock,  to file with the SEC initial reports of  ownership  and reports of changes in  ownership  of Common Stock and other equity securities of the Company. Officers, directors and greater than 10%
stockholders  are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the year ended March 31, 2004,  all Section 16(a) filing  requirements  applicable to its officers, directors and greater than 10% stockholders were complied with.

PERFORMANCE TABLE

     The  following  table  compares  the  cumulative  return to  holders of the
Company's Common Stock for the five years ended March 31, 2004 with the National
Association of Securities Dealers Automated Quotation System Market Index and an
index  of  companies  with  a  market  capitalization  similar  to  that  of the
Company's,  for the same period. The comparison assumes $100 was invested at the close of business on March 31, 1999 in the Company's Common Stock and in each of the comparison groups, and assumes  reinvestment of dividends.  The Company paid no cash dividends during the foregoing period.

     The peer group  selected by the Company  includes  companies  with  similar market  capitalization  to that of the Company as of March 31, 2004. The Company does  not use a  published  industry  or  line-of-business  basis,  and does not believe it could reasonably  identify a different peer group. The companies that comprise the peer group are the  following:  American  Vantage  Companies;  Omni
Energy Services Corp.;  Delcath Systems Inc.; Printware Inc.; Imagex Inc.; Regen
Biologics  Inc.;  Insteel  Industries;  Rit  Technologies  Ltd.; Law Enforcement
Associates Corp.; T/R Systems Inc.;  Medwave Inc.; Wizzard Software Corp.; Mexco
Energy Corp.; Teledigital Inc.; Non Invasive Monitor; and New Century Companies,
Inc.

                                   PROPOSAL 2

                    APPROVAL OF THE 2004 STOCK INCENTIVE PLAN

BACKGROUND

     The Chindex  International,  Inc. 2004 Stock Incentive Plan, which we refer to as the 2004 Stock  Incentive  Plan,  was adopted by the Board of Directors of the Company on  September  1, 2004 and will become  effective  on the date it is approved by the shareholders.  No further grants may be made under the Company's
1994 Stock  Option  Plan,  which  expired in April 2004.  The Board of Directors continues  to believe  that  stock-based  incentives  are  important  factors in attracting,  retaining and rewarding  employees,  directors and  consultants and closely aligning their interests with those of shareholders.  The following is a summary of the material terms of the 2004 Stock  Incentive Plan. This summary is qualified  in its  entirety by the  complete  terms of the 2004 Stock  Incentive
Plan, a copy of which is attached hereto as Annex B.

GRANTS

     The 2004 Stock  Incentive  Plan provides for grants of: options to purchase the Company's  Common  Stock;  restricted  shares of the Company's  Common Stock
(which may be subject to both  issuance  and  forfeiture  conditions),  which we refer to as restricted  stock;  deferred  shares of the  Company's  Common Stock
(which may be subject to the  completion  of a  specified  period of service and other issuance  conditions),  which we refer to as deferred  stock;  stock units
(entitling  the  grantee to cash  payments  based on the value of the  Company's
Common  Stock on the date the payment is called for under the stock unit grant);
and stock appreciation rights (entitling the grantee to receive the appreciation in value of the  underlying  Common  Stock  between the date of exercise and the date of grant),  which we refer to as SARs.  SARs may be either  freestanding or granted in tandem with an option. Options to purchase the Company's Common Stock may be either  incentive  stock  options,  which we refer to as ISOs,  which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986,  as amended,  which we refer to as the Code,  or options,  which do not satisfy the requirements of Section 422 of the Code, which we refer to as NQOs.

     Grants  that  will be made  under  the 2004  Stock  Incentive  Plan are not currently determinable. The following chart sets forth the grants that were made in  fiscal  2004  under  the 1994  Stock  Option  Plan to each of the  following individuals  or groups:  the Company's  five most highly  compensated  executive officers,  all current executive  officers as a group, all current directors who are not executive officers as a group, and all employees,  including all current officers who are not executive officers, as a group.

                        GRANTS MADE IN FISCAL 2004 UNDER
                      THE COMPANY'S 1994 STOCK OPTION PLAN

                                                                   Number of
                                                                  Securities
                                                                  Underlying
Name and Position                               Dollar Value    Options Granted
Roberta Lipson,
   Chairperson, CEO and President............         $0                 0
Elyse Beth Silverberg
   Executive Vice President and Secretary....         $0                 0
Lawrence Pemble,
   Executive Vice President Finance and
   Business Development......................         $0                 0
Robert C. Goodwin, Jr.
   Executive Vice President Operations and
   General Counsel...........................         $0                 0
All current Executive Officers as a group....         $0                 0
All current Directors who are not Executive
   Officers as a group.......................         $0                 0
All employees as a group.....................   $104,200            20,000

SECURITIES TO BE OFFERED

     As of August 31 2004, the closing price of a share of the Company's  Common
Stock was $7.66  There  will be 500,000  shares of the  Company's  Common  Stock reserved  for  issuance  under the 2004  Stock  Incentive  Plan.  The 2004 Stock
Incentive  Plan will not affect any grants that are  outstanding  under the 1994
Stock Option Plan.  Any shares of  restricted  stock issued under the 2004 Stock
Incentive  Plan  which are  forfeited  and any  shares  which are used to pay an option price or tendered to the Company to satisfy any  condition of  restricted stock will again become  available for issuance  under the 2004 Stock  Incentive
Plan.  Any shares  issued in the  exercise of a SAR or a  surrender  right in an option reduce the number of shares  available for issuance  under the 2004 Stock
Incentive  Plan, and any shares of the Company's  Common Stock used to satisfy a withholding  obligation  shall not again become available for use under the 2004
Stock Incentive Plan. No shares are issued in connection with stock unit grants.

     No grants will be made under the 2004 Stock Incentive Plan on and after the earlier of (i) the tenth anniversary of the date the Board adopts the 2004 Stock
Incentive  Plan and (ii) the date on which  all  shares  of stock  reserved  for issuance  under the 2004 Stock  Incentive Plan have been issued or are no longer available for issuance. The Company will use the proceeds received from the sale of any shares of Common  Stock under the 2004 Stock  Incentive  Plan for general corporate purposes.

ADMINISTRATION OF PLAN

     The 2004 Stock  Incentive  Plan will be  administered  by the  Compensation
Committee,  which we refer to in connection with this proposal as the Committee.
The Committee must consist of at least two  directors.  While not required under the terms of the 2004 Stock Incentive Plan, each Committee  member currently is, and it is  anticipated  that each member of the Committee will continue to be, a non-employee director under Rule 16b-3 under the Securities Exchange Act of 1934 and an  "outside  director"  for  purposes  of Section  162(m) of the Code.  The
Committee  has the  power,  authority  and  sole  and  exclusive  discretion  to construe,  interpret and administer the 2004 Stock Incentive Plan, including the power and authority to make factual determinations  relating to entitlements and to correct  errors.  The Committee  has  authority to determine  the  employees, directors and consultants to receive grants, the number of shares to be granted, the terms and conditions of each grant (which need not be identical) and to take such other action in the administration and operation

of the 2004 Stock  Incentive  Plan as the Committee  deems  equitable  under the circumstances. The Committee may appoint agents (who may be employees) to aid in the  administration  of the 2004 Stock  Incentive Plan, and may delegate to such agents any powers and duties that the Committee deems  appropriate,  except that the Committee  shall have no power to delegate the granting of awards to persons subject to Section 16 of the 1934 Act.

     The Board, however, has reserved for itself the right to adjust the number, kind or class of shares  reserved  for issuance  under the 2004 Stock  Incentive
Plan and the  limitations  on the  number of shares  that can be  granted to any individual  in any  year,  as well as the terms and  conditions  of  outstanding awards so as to equitably reflect changes in the  capitalization of the Company, including,  but not  limited to stock  dividends  or stock  splits on the Common
Stock, or to reflect certain corporate transactions. The Board may also amend or terminate the 2004 Stock Incentive Plan.  However,  no amendment may be effected without  approval of the Company's  shareholders  to the extent such approval is required  under  applicable  law,  Sections  162(m)  or 422 of the  Code  or any
applicable rule of The Nasdaq Stock Market or any stock  exchange.  The Board or the Committee may modify, amend or cancel,  prospectively or retroactively,  any grant made under the 2004 Stock  Incentive Plan with the written  consent of the affected holder.

ELIGIBILITY

     As described  above,  the  Committee  will select  employees,  directors or consultants to participate in the 2004 Stock  Incentive  Plan. An employee means an employee of the Company or an entity in which the Company  owns,  directly or indirectly,  more than 20% of the ownership interests,  which entity is referred to as a subsidiary. A consultant means any individual, other than an employee or director,  who is engaged by the Company or a subsidiary to render  services and who is  compensated  for such  services,  other than a person whose services are rendered in connection with capital-raising or promotion or maintaining a market for the Company's securities.  Employees, directors and consultants are eligible for the grant of options,  stock units,  deferred  stock,  restricted  stock and
SARs.

TERMS OF OPTIONS

     The 2004 Stock Incentive Plan authorizes the grant of ISOs or NQOs, both of which are  exercisable  for shares of the  Company's  Common  Stock.  All option grants to non-employee directors and consultants shall be NQOs.

     The price at which an option may be exercised  for a share of the Company's
Common  Stock  may not be less  than  the  fair  market  value of a share of the
Company's  Common  Stock on the date the  option is  granted.  The "fair  market value" means the closing  price per share of the  Company's  Common Stock on The
Nasdaq  Stock  Market on the date the option is granted,  or if no such  closing price is available on such day, the closing price for the immediately  preceding business day.

     The  Committee  determines  the  period  during  which  an  option  may  be exercised,  which may not extend  more than 10 years from the date of grant.  An option  agreement may provide for the exercise of an option after the employment of an employee or the status of an individual as a director has  terminated  for any reason, including death or disability.

     The  aggregate  fair market value of ISOs granted to an employee  under all plans of the Company or a subsidiary  or parent  corporation  which first become exercisable in any calendar year may not exceed $100,000. Generally, options and
SARs are  transferable  only by will or by the laws of descent and  distribution unless the Committee provides otherwise.

STOCK APPRECIATION RIGHTS

     A stock  appreciation  right  granted under the 2004 Stock  Incentive  Plan entitles the holder to receive the increase in value of a share of the Company's
Common  Stock from the date of grant of the SAR to the date of  exercise  of the
SAR.  This  appreciation  in value  may be paid in  cash,  Commoon  Stock,  or a combination  of both.  The grant may contain such other terms and  conditions as the Committee deems appropriate.

RESTRICTED STOCK AND DEFERRED STOCK

     Restricted  Stock is a grant  of  Common  Stock  which  is  forfeitable  if specified  conditions  are  not  satisfied.  Deferred  Stock  is  a  contractual obligation  to  deliver  Common  Stock (or cash equal to the value of the Common
Stock)  in the  future.  Under the 2004  Stock  Incentive  Plan,  the grant of a
Restricted  Stock or Deferred  Stock award may be made subject to the attainment of  specified  conditions,  or the grant may be made  subject to the  subsequent satisfaction of specified vesting conditions, or a Deferred Stock award may call for  delivery  without  satisfaction  of  any  conditions.  In  each  case,  the applicable  conditions  may relate to one or more  employment,  performance,  or other conditions as established by the Committee. Such awards may, but need not, be  performance-based  for purposes of Section 162(m) of the Code. The Committee has authority to waive any of the conditions it has established  with respect to the grant or vesting of an award  except  where such waiver would cause the loss of qualification under Section 162(m).

STOCK UNITS

     A stock unit is a contractual  right to receive a cash payment based on the fair market value of a share of the Company's  Common Stock on the date the cash payment is made.  Unless  otherwise  provided  in a stock unit  agreement,  cash dividends  on stock  shall be  treated  as  reinvested  in the  stock  and shall increase  the number of shares of stock with respect to which a cash payment can be made under a stock unit grant.  A stock unit grant may be made subject to the same conditions as restricted stock or deferred stock grants.

PERFORMANCE GOALS

     In order to qualify as performance-based  under Section 162(m) of the Code, restricted  stock,  deferred  stock or stock unit  grants must  satisfy  certain additional  requirements.  In  particular,  they must have either their grant or their  vesting  made  subject  to  attainment  of  objective  performance  goals established by the Committee at the start of the applicable  performance  period over which the goals are measured  (specifically not more than 90 days after the start of the period and before 25% of the period has elapsed). In addition,  the goals must  relate to one or more of the  following  criteria:  vest only on the satisfaction of performance goals, the Committee shall determine the performance goals to be used in connection  with those awards and shall determine the extent to which such goals have been met.  Performance  goals may vary from participant to participant and between groups of  participants  and shall be based upon such performance  factors and criteria as the Committee in its sole discretion  shall select among one or more of the following:

     -    The  Company's  return over capital  costs or increases in return over capital costs

     -    The Company's total earnings or the growth in such earnings

     -    The Company's consolidated earnings or the growth in such earnings

     -    The Company's earnings per share or the growth in such earnings

     -    The Company's net earnings or the growth in such earnings

     -    The Company's earnings before interest expense,  taxes,  depreciation, amortization and other non-cash items or the growth in such earnings

     -    The Company's earnings before interest and taxes or the growth in such earnings

     -    The Company's consolidated net income or the growth in such income

     -    The value of the Company's Common Stock or the growth in such value

     -    The Company's stock price or the growth in such price

     -    The Company's return on assets or the growth on such return

     -    The Company's total shareholder return or the growth in such return

     -    The Company's expenses or the reduction of expenses

     -    The Company's sales growth

     -    The Company's overhead ratios or changes in such ratios

     -    The Company's expense-to-sales ratios or the changes in such ratios

     -    The Company's economic value added or changes in such value added

     -    Such other financial  performance  measures deemed  appropriate by the
          Committee

     The  Committee  may set the  performance  goals  in any  manner,  including achievement  on an  absolute  or a relative  basis as compared to peer groups or indexes,  or  achievement  by the Company as a whole or by one or more operating units.

     The  restricted  stock or deferred  stock  agreement  may provide  that the employee,  director or  consultant  has the right to receive any cash  dividends currently,  on a deferred and reinvested basis in the event of later vesting, or some other basis  determined  by the  Committee or not at all.  Stock  dividends declared on the shares of  restricted  stock or  deferred  stock after grant but before the shares are forfeited become nonforfeitable or are vested, as the case may be, are  treated  as part of the grant of the  related  restricted  stock or deferred  stock.  An employee,  director or consultant has the right to vote the shares of  restricted  stock  after  grant  until they are  forfeited  or become nonforfeitable.

TAX WITHHOLDING

     The exercise or surrender of any option or SAR granted under the 2004 Stock
Incentive Plan and the acceptance of a stock unit,  deferred stock or restricted stock grant shall constitute an employee's,  director's or consultant's full and complete  consent to whatever  actions the Committee  deems necessary to satisfy the minimum federal, state and local tax withholding requirements, if any, which the Committee in its discretion  deems  applicable  with respect to such option,
SAR, stock unit,  deferred stock or restricted  stock grant.  The Committee also may  provide  that a  holder  may  elect  to  satisfy  minimum  tax  withholding requirements by having a reduced number of shares of the Company's  Common Stock actually  transferred  to the holder under the 2004 Stock  Incentive  Plan or by having a reduced cash payment made under a stock unit grant.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following  summary  generally  describes the current  principal federal income tax  consequences  with respect to options  granted  under the 2004 Stock
Incentive  Plan. The 2004 Stock  Incentive  Plan is not qualified  under Section
401(a) of the Code.  The  summary is general  in nature and is not  intended  to cover all tax consequences  that may apply to a particular  option grantee.  The provisions of the Code and regulations  thereunder relating to these matters are complicated,  they  change and their  impact in any one case may depend upon the particular circumstances.

     A grantee  will not be subject to any federal  income tax upon the grant of an option pursuant to the 2004 Stock Incentive Plan.

     A grantee will not  recognize  income for federal  income tax purposes (and the  Company  will not be entitled to any  federal  income tax  deduction)  as a result of the exercise of an ISO.  However,  the excess of the fair market value of the shares  transferred  upon the exercise of an ISO over the exercise  price for such shares  generally will  constitute an item of  alternative  minimum tax adjustment to the employee for the year in which the option is exercised.  Thus, certain  employees may have an increase in their federal income tax liability as a result of the  exercise of an ISO under the  alternative  minimum tax rules of the Code.

     If the shares  transferred  pursuant to the exercise of an ISO are disposed of within two years from the date the ISO is granted or within one year from the date the ISO is exercised,  the grantee will recognize  ordinary income equal to the lesser of (a) the excess of the amount realized on the disposition  over the price  paid for the  shares or (b) the  excess of the fair  market  value of the shares  subject to such  disposition  on the date the ISO was exercised over the price paid for the shares.  Any additional gain realized on the disposition will be long term  capital  gain or short term  capital  gain,  depending on the time period over which the grantee  has held the  shares.  In such case,  the Company ordinarily  will be  entitled  to a tax  deduction  for the same amount that the grantee recognizes as ordinary income.

     If the shares transferred upon the exercise of an ISO are disposed of after the ISO holding periods referred to above have been satisfied, long term capital gain or long term capital loss is  recognized  on the  disposition.  The Company will not be entitled  to a federal  income tax  deduction  as a result of such a disposition.

     The grantee will generally  recognize  ordinary income upon the exercise of an NQO  equal to the  excess  of the fair  market  value  of the  shares  of the
Company's  Common  Stock  purchased  at exercise  over the option price for such stock.  The Company  ordinarily  will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the grantee upon exercise of an NQO.

     As a general rule, the Company or one of its subsidiaries  will be entitled to a deduction for federal  income tax purposes at the same time and in the same amount that a grantee recognizes  ordinary income from awards under the Plan, to the extent such income is considered reasonable compensation under the Code. The
Company will not,  however,  be entitled to a deduction with respect to payments that are  contingent  upon a change of  control if such  payments  are deemed to constitute "excess parachute  payments" pursuant to Section 280G of the Code and do not  qualify  as  reasonable  compensation  pursuant  to that  Section;  such payments  will  subject the  recipients  to a 20% excise tax. In  addition,  the
Company will not be entitled to a deduction to the extent compensation in excess of $1 million is paid to an executive  officer named in the proxy  statement who was employed by the Company at year-end,  unless the  compensation  qualifies as
"performance  based" under Section 162(m) of the Code.  The Plan  authorizes the
Committee to grant awards that qualify as "performance based", as well as awards that do not qualify.  Options  granted under the Plan are expected to qualify as performance-based  provided that the Committee  continues to consist of "outside directors" as defined for purposes of Section 162(m).

   THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE FOR PROPOSAL 2.

                                   PROPOSAL 3

     APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
     TO INCREASE BY 100% THE NUMBER OF  AUTHORIZED  SHARES OF COMMON  STOCK
     AND CLASS B COMMON STOCK.

     The Company's authorized  capitalization as of the Record Date consisted of
7,300,000  shares,  consisting of (i) 6,000,000 shares of Common Stock, of which
[4,551,152]  shares were issued and outstanding,  (ii) 800,000 shares of Class B
Common Stock,  of which 775,000 were issued and  outstanding,  and (iii) 500,000 shares of preferred stock, par value $.01 per share, none of which was issued or outstanding as of the Record Date.

     The purpose of this  Proposal 3 is to submit to the holders of  outstanding shares of  Common  Stock and  Class B Common  Stock for their  approval:  (i) an increase  in the  number  of  authorized  shares of stock of the  Company  by an additional  6,000,000  shares  and a  concomitant  increase  in  the  number  of authorized  shares of Common  Stock from  6,000,000  to  12,000,000;  and (ii) a further  increase in the number of authorized  shares of stock of the Company by
800,000 shares and a concomitant  increase in the number of authorized shares of
Class B Common Stock from 800,000 to  1,600,000.  Following the approval of this proposal, the Company's authorized  capitalization will be 14,100,000 shares of stock,  consisting of 12,000,000  shares of Common  Stock,  1,600,000  shares of
Class B Common Stock and 500,000 shares of preferred stock.

     The terms of the additional  authorized  shares of Common Stock and Class B
Common Stock will be identical to those of the currently  outstanding  shares of
Common  Stock and Class B Common  Stock,  respectively.  Further,  the  relative rights and  limitations  of the shares of Common  Stock and Class B Common Stock will remain  unchanged  under the  amendment  proposed in this Proposal 3. Since holders of Common  Stock and Class B Common Stock have no  preemptive  rights to purchase or  subscribe  for any unissued  stock of the Company,  the issuance of additional  shares of  Common  Stock and  Class B Common  Stock may  reduce  the percentage  ownership  interest  of the current  holders of Common  Stock in the total  outstanding  shares of Common  Stock.  This  proposed  amendment  and the creation  of  additional  authorized  shares of Common  Stock and Class B Common
Stock will not alter the current number of issued shares.

     The proposed  increase in the  authorized  number of shares of Common Stock and  Class B Common  Stock  could  have a number  of  effects  on the  Company's stockholders  depending  upon the exact nature and  circumstances  of any actual issuances  of  authorized  but  unissued  shares.  The  increase  could  have an anti-takeover  effect,  in that  additional  shares could be issued  (within the limits imposed by applicable law) in one or more  transactions that could make a change in control or  takeover  of the  Company  more  difficult.  For  example, additional  shares  could be issued  by the  Company  so as to dilute  the stock ownership or voting rights of persons  seeking to obtain control of the Company.
Similarly,  the issuance of additional shares to certain persons allied with the
Company's management could have the effect of making it more difficult to remove the  Company's  current  management  by diluting  the stock  ownership or voting rights of persons  seeking to cause such removal.  The Board of Directors is not aware of any  attempt,  or  contemplated  attempt,  to  acquire  control  of the
Company,  and this  proposal is not being  presented  with the intent that it be utilized as a type of anti-takeover device.

     Although  the Company  currently  intends to declare  stock  splits  and/or dividends  in the future in order to  increase  the  public  float of its Common
Stock to improve the  liquidity of its shares for its  stockholders  and to make its shares more  attractive  to investors,  it currently has no specific  plans, arrangements,  commitments or understandings,  written or oral, for the issuance of the  additional  shares of Common  Stock that are  proposed to be  authorized under this Proposal 3. Notwithstanding such intention, there can be no assurance as to the  occurrence,  timing or  magnitude  of any such  stock  splits  and/or dividends.

     Neither  holders of Common  Stock nor holders of Class B Common  Stock have any  preemptive or similar  rights to subscribe  for or purchase any  additional shares of Common  Stock or Class B Common Stock that may be issued in the future and,  therefore,  future  issuances  of Common Stock and/or Class B Common Stock may, depending on the circumstances,  have a dilutive effect on the earnings per share,  voting  power and other  interests  of  existing  stockholders.  Neither holders of Common Stock nor holders of Class B Common  Stock have any  appraisal rights with respect to Proposal 3. Further, the Board of Directors would be able to issue the shares  authorized  pursuant  to this  Proposal  3 without  further authorization for such issuance by stockholders and does not presently intend to obtain such authorization in the event it declares stock splits and/or dividends in the future.

     The Board of Directors of the Company  believes that the proposed  increase in the number of authorized  shares of Common Stock from 6,000,000 to 12,000,000 and of Class B Common  Stock  from  800,000  to  1,600,000  as set forth in this
Proposal 3 is  necessary  and  desirable  for the reasons  described  above.  If approved by the holders of issued and  outstanding  Common  Stock,  the proposed increase in the number of authorized shares of Common Stock will be given effect by the filing of an amendment to the Company's Certificate of Incorporation.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.

                                  OTHER MATTERS

     As of the date of this proxy statement, we know of no business that will be presented  for  consideration  at the Meeting  other than the items  referred to above. If any other matter is properly  brought before the Meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in  accordance  with the  recommendation  of the Board of  Directors  or, in the absence of such a  recommendation,  in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

     "HOUSEHOLDING"  OF PROXY  MATERIALS.  The Commission has adopted rules that permit  companies  and  intermediaries  such  as  brokers  to  satisfy  delivery requirements  for proxy  statements  with  respect  to two or more  stockholders sharing the same address by  delivering a single  proxy  statement  addressed to
those   stockholders.   This   process,   which  is  commonly   referred  to  as
"householding," potentially provides extra convenience for stockholders and cost savings for companies.  The Company and some brokers  household proxy materials, delivering a single proxy statement to multiple  stockholders sharing an address unless contrary instructions have been received from the affected  stockholders.
Once you have  received  notice  from your  broker or us that they or we will be householding materials to your address, householding will continue until you are notified  otherwise or until you revoke your  consent.  If, at any time,  you no longer  wish to  participate  in  householding  and would  prefer  to  receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered  shares. We will deliver promptly upon  written  or oral  request a separate  copy of the  annual  report or proxy statement,  as applicable,  to a security  holder at a shared address to which a single  copy of the  documents  was  delivered.  You can  notify us by sending a written  request  to  Chindex  International,  Inc.,  Investor  Relations,  7201
Wisconsin  Avenue,  Bethesda,  MD 20814 or call us at (301)  215-7777 if (i) you wish to receive a separate copy of an annual report or proxy  statement for this meeting;  (ii) you would like to receive  separate copies of those materials for future  meetings;  or (iii) you are  sharing an address  and you wish to request delivery of a single copy of annual  reports or proxy  statements if you are now receiving multiple copies of annual reports or proxy statements.

     ADVANCE NOTICE  PROCEDURES.  Under our bylaws, no business may be presented by any  stockholder  before an annual  meeting  unless it is properly  presented before the  meeting by or on behalf of a  stockholder  entitled  to vote who has delivered  written  notice  to our  Secretary  (containing  certain  information specified in the bylaws about the stockholder and the proposed  action) at least
60 days prior to the anniversary  date of the preceding  year's annual meeting -
that is, with  respect to the 2005 annual  meeting,  by August 15,  2005.  These requirements are separate from and in addition to the Commission's  requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement.

     STOCKHOLDER   PROPOSALS  FOR  THE  2005  ANNUAL  MEETING  PROXY  MATERIALS.
Stockholders  interested  in  submitting a proposal  for  inclusion in the proxy materials for the annual meeting of  stockholders in 2005 may do so by following the  procedures  prescribed  in  Commission  Rule  14a-8.  To  be  eligible  for inclusion,  stockholder proposals must be received by the Company's Secretary no later than May 17, 2005 [120 days prior to the date hereof  based on a September
14, 2004 date].  Proposals should be sent to Secretary,  Chindex  International,
Inc., 7201 Wisconsin Avenue, Bethesda, MD 20814.

PROXIES

     All  stockholders  are urged to fill in their  choices  with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

                                           By Order of the Board of Directors,

                                           ELYSE BETH SILVERBERG
                                           Secretary
September ___, 2004

                                                                         Annex A

                           CHINDEX INTERNATIONAL, INC.

                             AUDIT COMMITTEE CHARTER

                                      ROLE

     The  Audit  Committee  of the  Board  of  Directors  assists  the  Board of
Directors in  fulfilling  its  responsibility  for  oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other  duties as  directed  by the  Board.  The  Committee's  purpose is to oversee the accounting and financial  reporting processes of the Company and the audits of the Company's  financial  statements.  The Committee's role includes a
particular  focus  on  the  qualitative   aspects  of  financial   reporting  to
shareholders,  and on the Company's  processes to manage  business and financial risk,  and for  compliance  with  significant  applicable  legal,  ethical,  and
regulatory   requirements.   The  Committee  is  directly  responsible  for  the
appointment,  compensation,  and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company.

                                   MEMBERSHIP

     The  membership of the Committee  consists of at least three  directors who are  generally  knowledgeable  in financial and auditing  matters,  including at least one member with accounting or related financial management expertise. Each member will be free of any relationship that, in the opinion of the Board, would
interfere  with  his  or  her  individual  exercise  of  independent   judgment.
Applicable  laws and  regulations  will be  followed  in  evaluating  a member's independence. The Chair of the Committee is appointed by the full Board.

                                   OPERATIONS

     The  Committee  meets at least four times a year.  Additional  meetings may occur as the Committee or its Chair deems advisable. The Committee will cause to be kept adequate  minutes of all its  proceedings and will report its actions to the next meeting of the Board.  Committee  members will be furnished with copies of the minutes of each meeting and any action taken by  unanimous  consent.  The
Committee  will be  governed  by the same rules  regarding  meetings  (including meetings by conference telephone or similar  communications  equipment),  action without meetings, notice, waiver of notice and quorum and voting requirements as are applicable to the Board.  The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision  hereof,  (b)
any provision of the Bylaws of the  Corporation  or (c) the laws of the state of
Delaware.

                            COMMUNICATIONS/REPORTING

     The public accounting firm reports directly to the Committee. The Committee is expected to maintain free and open  communication  with the public accounting firm and the  Company's  management.  This  communication  will include  private executive sessions, at least annually, with each of these parties. The Committee
Chair shall report on Audit Committee activities to the full Board.

                                    EDUCATION

     The Company is  responsible  for providing the Committee  with  educational resources related to accounting  principles and procedures,  current  accounting topics  pertinent  to the Company and other  material as may be requested by the

                                      A-1

Committee.  The Company  will assist the  Committee in  maintaining  appropriate financial literacy.

                                    AUTHORITY

     The Committee will have the resources and authority  necessary to discharge its duties and  responsibilities,  including  the  authority  to retain  outside counsel or other experts or consultants as it deems  appropriate.  The Committee will be provided  with  appropriate  funding by the  Company,  as the  Committee determines,  for the payment of compensation to any registered public accounting firm  engaged  for the  purpose  of  preparing  or  issuing  an audit  report or performing  other audit,  review or attest  services  for the  Company;  outside counsel and other advisors as it deems  appropriate and ordinary  administrative expenses of the Committee  that are necessary or appropriate in carrying out its duties.  In  discharging  its  oversight  role,  the  Committee  is empowered to investigate any matter brought to its attention.  Any communications between the
Committee  and legal  counsel in the course of  obtaining  legal  advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

                            SCOPE OF RESPONSIBILITIES

     The Committee  relies on the expertise and knowledge of management  and the
public   accounting  firm  in  carrying  out  its  oversight   responsibilities.
Management  of the Company is  responsible  for  determining  that the Company's financial  statements  are complete,  accurate and in accordance  with generally accepted  accounting  principles.  The public accounting firm is responsible for auditing the Company's financial statements. It is not the duty of the Committee to plan or conduct  audits,  to  determine  that the  financial  statements  are complete and accurate and are in accordance with generally  accepted  accounting principles,  to conduct  investigations  or to assure  compliance  with laws and regulations or the Company's internal policies, procedures and controls.

Last Revised: July 12, 2004

                                      A-2

                                                                         Annex B

                           CHINDEX INTERNATIONAL, INC.

                            2004 STOCK INCENTIVE PLAN

SECTION 1.  BACKGROUND AND PURPOSE

     The  name of this  Plan  is the  Chindex  International,  Inc.  2004  Stock
Incentive  Plan. The purpose of this Plan is to promote the interests of Chindex and its Subsidiaries  through grants to Employees,  Directors and Consultants of
Options,  Stock Appreciation  Rights,  Restricted Stock and Stock Units in order
(i) to attract and retain Employees,  Directors and Consultants, (ii) to provide an  additional  incentive  to each Award holder to work to increase the value of
Stock and (3) to provide each Award holder with a stake in the future of Chindex which corresponds to the stake of Chindex's shareholders.

SECTION 2.  DEFINITIONS

     Each term set  forth in this  Section 2 shall  have the  meaning  set forth opposite  such  term  for  purposes  of this  Plan  and,  for  purposes  of such definitions,  the singular shall include the plural and the plural shall include the singular.

     2.1 Award -- means any award granted under this Plan.

     2.2 Award  Agreement -- means an Option  Agreement,  SAR Agreement or Stock
Agreement, as applicable

     2.3. Board -- means the Board of Directors of Chindex.

     2.4. Chindex -- means Chindex International,  Inc., a Delaware corporation, and any successor to such corporation.

     2.5. Code -- means the Internal Revenue Code of 1986, as amended.

     2.6.   Committee   --  means  a  Committee   of  the  Board  to  which  the
responsibility to administer this Plan is delegated by the Board and which shall consist of at least two members of the Board.

     2.7.  Consultant  --  means  any  individual,  other  than an  Employee  or
Director,  who is engaged by Chindex or a Subsidiary to render  services and who is  compensated  for such  services,  other  than a person  whose  services  are rendered in connection with capital-raising or promoting or maintaining a market for Chindex securities.

     2.8. Deferred Stock -- means an Award of Deferred Stock granted pursuant to
Section 8.2 of this Plan.

     2.9.  Director  -- means a member of the Board  who is not an  employee  of
Chindex or any Subsidiary or Parent Corporation.

     2.10. Employee -- means an employee of Chindex or any Subsidiary.

     2.11.  Exchange  Act -- means  the  Securities  Exchange  Act of  1934,  as amended.

                                      B-1

     2.12. Fair Market Value -- means (i) the closing price for a share of Stock as reported by The Nasdaq Stock Market on the applicable date or, if Stock is no longer  quoted on The Nasdaq Stock Market,  on the quotation  system under which such closing price is reported or, (ii) if the applicable date is not a business day, such closing price as so reported for the  immediately  preceding  business day, or (iii) if no such closing price is available, the price determined by the
Committee in good faith.

     2.13.  ISO -- means an Option  granted  under  Section 7 of this Plan which both is designated  as an ISO and qualifies as an incentive  stock option within the meaning of Section 422 of the Code.

     2.14.  NQO -- means an Option  granted  under  Section 7 of this Plan which either is designated  as a NQO or does not qualify as an incentive  stock option under Section 422 of the Code.

     2.15. Option -- means an ISO or a NQO.

     2.16.  Option Agreement -- means the written  agreement or instrument which sets forth the terms of an Option granted under this Plan.

     2.17.  Parent  Corporation  --  means  any  corporation  which  is a parent corporation (within the meaning of Section 424(e) of the Code) of Chindex.

     2.18. Plan -- means this Chindex  International,  Inc. 2004 Stock Incentive
Plan, as amended from time to time.

     2.19.  Restricted  Stock -- means an  Award  of  Restricted  Stock  granted pursuant to Section 8.1 of this Plan.

     2.20. Stock -- means the One Cent ($.01) par value common stock of Chindex.

     2.21.  Stock Agreement -- means the written  agreement or instrument  which sets forth the terms of a Restricted Stock grant,  Deferred Stock grant or Stock
Unit grant under this Plan.

     2.22.  Stock  Appreciation  Right or SAR -- means a right  which is granted pursuant to the terms of Section 7 of this Plan to the  appreciation in the Fair
Market  Value of a share of Stock in excess  of the SAR  Share  Value for such a share.

     2.23. SAR Agreement -- means the written agreement or instrument which sets forth the terms of a SAR granted under this Plan.

     2.24.  SAR  Share  Value -- means the  amount  which is set forth in an SAR
Agreement as the initial amount over which the appreciation in Fair Market Value of a share of Stock is to be measured.

     2.25.  Stock Unit -- means a contractual  right granted pursuant to Section
8.3 of this Plan to receive a cash payment based on the Fair Market Value of the number of shares of Stock described in such grant.

     2.26. Subsidiary -- means any corporation,  partnership,  joint venture, or other entity in which Chindex owns, directly or indirectly, more than 20% of the ownership interests.

SECTION 3. SHARES RESERVED UNDER PLAN

     3.1.  Shares.  There  shall be  authorized  for  issuance  under  this Plan
500,000 shares of Stock, subject to adjustment in accordance with Section 11.

                                      B-2

     3.2.  Source  of Shares.  The shares of Stock  described in Section 3.1 may consist of authorized  but unissued  shares of Stock and/or from shares of Stock which have been  reacquired  by Chindex,  as Chindex deems  appropriate.  To the extent an Option or SAR  terminates  without having been  exercised,  the shares subject to such Award shall again be available  for  distribution  in connection with future  awards  under this Plan.  Furthermore,  any shares of Stock  issued pursuant to a  Restricted  Stock grant which are  forfeited  shall again  become available  for issuance  under this Plan.  However,  any shares of Stock used to satisfy a tax withholding  obligation under Section 13.4 shall reduce the number of shares  available  for issuance  under this Plan.  The exercise of a SAR or a surrender  right in an Option  shall reduce the number of shares  available  for issuance  under  this Plan only to the  extent of the  shares of Stock,  if any, actually  issued upon such exercise.  Similarly,  the payment of a Stock Unit in cash shall not reduce the number of shares  available  for  issuance  under this
Plan.  Finally,  if the Option Price of an Option is paid in whole or in part in shares of Stock or if shares of Stock are tendered to Chindex in satisfaction of any condition to a grant of Restricted  Stock or Deferred  Stock,  such tendered shares thereafter shall be available for issuance under this Plan.

     3.3.  Use of Proceeds. The proceeds which Chindex receives from the sale of any shares of Stock under this Plan shall be used for general corporate purposes and shall be added to the general funds of Chindex.

SECTION 4. EFFECTIVE DATE

     This  Plan  shall be  effective  on the date the  shareholders  of  Chindex
(acting at a duly called meeting of such  shareholders)  approve the adoption of this Plan.

SECTION 5. COMMITTEE

     This Plan shall be administered by the Committee.  The Committee shall have the power to grant  Awards to eligible  persons and to  determine  the terms and conditions of such Awards.  Subject to any limitations  specifically  imposed by provisions of this Plan, the Committee shall have the power, authority, and sole and  exclusive  discretion  to construe,  interpret  and  administer  this Plan,
including  without   limitation,   the  power  and  authority  to  make  factual
determinations  relating to Plan grants and correct  mistakes in Option,  SAR or
Stock  Agreements,  and to take  such  other  action in the  administration  and operation of this Plan as the Committee deems equitable under the circumstances.
Such  actions of the  Committee  shall be binding on Chindex,  on each  affected
Award holder and on each other person  directly or  indirectly  affected by such action. The Committee may delegate such powers and duties,  whether  ministerial or  discretionary,  as the Committee may deem  appropriate,  including,  but not
limited  to,   authorizing  the  Committee's   delegate  to  execute  agreements
evidencing  the grant of Awards or other  documents on the  Committee's  behalf, except that the  Committee  shall have no power to  delegate  its power to grant
Awards with respect to persons subject to Section 16 of the Exchange Act.

SECTION 6. ELIGIBILITY

     6.1.  Persons  Eligible for Awards.  Employees,  Directors and  Consultants
shall be eligible for the grant of Options,  SARs,  Restricted  Stock,  Deferred
Stock and Stock Units under this Plan.

     6.2.  Individual  Limit on Awards.  No Employee,  Director,  or  Consultant
shall be granted Awards with respect to more than 100,000 shares of Stock and/or
Stock Units in the  aggregate in any calendar  year,  subject to  adjustment  in accordance with Section 11.

                                      B-3

SECTION 7. OPTIONS AND SARs

     7.1.  Options.  The Committee acting in its absolute  discretion shall have the right to grant Options to purchase  Stock under this Plan from time to time.
Each grant of an Option  shall be  evidenced  by an Option  Agreement,  and each
Option Agreement shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions of such grant as the Committee  acting in its absolute  discretion shall  determine,  consistent with the terms of this
Plan. All Options granted to Directors or Consultants shall be NQOs.

     7.2.  $100,000 Limit. The aggregate Fair Market Value of ISOs granted to an
Employee  under this Plan and incentive  stock options  granted to such Employee under any other stock  option plan adopted by Chindex,  a subsidiary  of Chindex
(within the meaning of Section  422 of the Code) or a Parent  Corporation  which first become  exercisable in any calendar year shall not exceed  $100,000.  Such
Fair Market Value figure shall be  determined  by the  Committee on the date the
ISO or  other  incentive  stock  option  is  granted,  and the  Committee  shall interpret  and  administer  the  limitation  set  forth in this  Section  7.2 in accordance with Section 422(d) of the Code.

     7.3.  Option Price and Exercise Period.

          (a) Option Price.  The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted.  The Option  Price shall be payable in full upon the exercise of any Option.

          (b) Exercise  Period.  Each  Option  granted  under this Plan shall be exercisable  in  whole  or in part at such  time or  times  as set  forth in the related  Option  Agreement,  but  no  Option  Agreement  shall  make  an  Option exercisable  after  the date  which is the  tenth  anniversary  of the date such
Option is granted.  In the discretion of the Committee,  an Option Agreement may provide for the exercise of an Option after the employment of an Employee or the status of an  individual  as a Director or  Consultant  has  terminated  for any reason whatsoever, including death or disability.

          (c) Acceleration. The Committee may, in its discretion, accelerate the exercisability of an Option at any time, in whole or in part.

     7.4.  Method of Exercise.

          (a) Committee  Rules.  An Option may be  exercised as provided in this
Section 7.4 pursuant to procedures  (including,  without limitation,  procedures restricting  the frequency or method of exercise) as shall be established by the
Committee or its delegate from time to time for the exercise of Options.

          (b) Notice and Payment.  An Option shall be exercised by delivering to the  Committee  or its  delegate  during  the  period  in which  such  Option is exercisable,  (i)  written  notice  of  exercise  in a  form  acceptable  to the
Committee  indicating  the  specific  number of shares of Stock with  respect to which the Option is being exercised and (ii) payment in full of the Option Price for such specific number of shares.  An Option  Agreement,  at the discretion of the  Committee,  may provide  for the payment of the Option  Price by any of the following means:

               (1) in cash,  electronic  funds transfer or a check acceptable to the Committee;

               (2) in Stock  which  has been  held by the  Option  holder  for a period  acceptable  to the  Committee  and  which  Stock is  otherwise acceptable  to the  Committee,  provided that the Committee may impose

                                      B-4

          whatever  restrictions it deems necessary or desirable with respect to such method of payment;

               (3)  through a  broker-facilitated  cashless  exercise  procedure acceptable to the Committee; or

               (4) in any  combination of the methods  described in this Section
          7.4(b) or in any other manner  permitted by law which is acceptable to the Committee.

          (c) Restrictions. The Committee may from time to time, before or after the grant of an Option,  establish  procedures for  restricting  the exercise of
Options on any given date as the result of excessive volume of exercise requests or any other problem in the  established  system for processing  Option exercise requests or for any other reason the Committee or its delegate deems appropriate or necessary.

     7.5.  Nontransferability.  Except to the extent permitted by the Committee, neither an Option granted under this Plan nor any related  surrender  rights nor any SAR shall be  transferable  other than by will or by the laws of descent and distribution. Any such Option grant and surrender rights under this Plan and any
SAR  granted  under this Plan  shall be  exercisable  during the Award  holder's lifetime only by the Award holder, provided that in the event an Award holder is incapacitated  and  unable to  exercise  his or her  Option or SAR,  such  Award holder's  legal  guardian  or  legal  representative  or other  person  whom the
Committee (or its delegate) deems  appropriate based on all applicable facts and circumstances  presented to the  Committee  (or its  delegate) may exercise such
Award holder's Option or SAR, in accordance with the provisions of this Plan and the applicable Option Agreement or SAR Agreement.  Notwithstanding the preceding sentence, the Committee in its sole discretion may permit an Option or SAR to be transferred  to such  transferees  and on such  terms and  conditions  as may be determined by the Committee. The person or persons to whom an Option or a SAR is transferred by will or by the laws of descent and distribution or otherwise with the Committee's permission thereafter shall be treated as the Award holder under this Plan.

     7.6.  SARs and Surrender Rights.

          (a) SARs. The Committee acting in its absolute  discretion may grant a
SAR which  will give the holder the right to the  appreciation  in one,  or more than one, share of Stock, and any such  appreciation  shall be measured from the related SAR Share Value, which shall be not less than the Fair Market Value of a share of Stock on the date the SAR is  granted.  The  Committee  shall  have the right to make any such grant subject to such  additional  terms as the Committee deems  appropriate,  and such  terms  shall  be set  forth  in the  related  SAR
Agreement.

          (b) Option  Surrender  Rights.  The  Committee  acting in its absolute discretion  also may  incorporate a provision in an Option  Agreement to give an
Option  holder the right to  surrender  his or her Option in whole or in part in lieu of the exercise  (in whole or in part) of that Option to purchase  Stock on any date that (i) the Fair  Market  Value of the Stock  subject  to such  Option exceeds the Option  Price for such Stock,  and (ii) the Option to purchase  such
Stock is otherwise exercisable.

          (c) Procedure. The exercise of a SAR or a surrender right in an Option shall be  effected  by the  delivery  of the  related  SAR  Agreement  or Option
Agreement to the Committee (or to its delegate) together with a statement signed by the Award  holder which  specifies  the number of shares of Stock as to which the SAR or right to  surrender  his or her Option is being  exercised,  and such other information as the Committee may require.

                                      B-5

          (d) Payment.  An Award holder who exercises his or her SAR or right to surrender his or her Option shall receive a payment in cash or in Stock, or in a combination  of cash and  Stock,  equal in amount on the date such  exercise  is effected  to (i) the  number of  shares  of Stock  with  respect  to  which,  as applicable, the SAR or the surrender right is exercised times (ii) the excess of the Fair Market Value of a share of Stock on such date over, as applicable,  the
SAR Share Value for a share of Stock  subject to the SAR or the Option Price for a share of Stock  subject  to an  Option.  The  Committee  shall  have  absolute discretion to determine  the form and timing of such  payment,  or to permit the form and/or timing of the payment to be  determined by the Award holder  subject to such terms,  conditions,  or  limitations as may be imposed by the Committee.
Any cash  payment  under this Section 7.6 shall be made from  Chindex's  general assets,  and an Employee shall be no more than a general and unsecured  creditor of Chindex with respect to such payment.

SECTION 8.  RESTRICTED STOCK, DEFERRED STOCK AND STOCK UNITS

     8.1.  Restricted Stock. Subject to the following provisions,  all awards of
Restricted  Stock shall be in such form and shall have such terms and conditions as the Committee may determine.

          (a) The  Restricted  Stock award shall specify the number of shares of
Restricted  Stock to be awarded,  the price, if any, to be paid by the recipient of the Restricted  Stock and the date or dates on which,  or the conditions upon the  satisfaction  of which,  the  Restricted  Stock will be granted and/or will vest. The grant and/or the vesting of Restricted  Stock may be conditioned  upon
the   completion  of  a  specified   period  of  service  with  Chindex  or  its
Subsidiaries,  upon the attainment of specified performance objectives,  or upon such other criteria as the Committee may determine.

          (b) Stock certificates representing the Restricted Stock awarded under this Plan shall be registered in the Award  holder's name, but the Committee may direct that such  certificates be held by Chindex on behalf of the Award holder.
If a stock  certificate  is issued to an Award  holder with respect to shares of
Restricted   Stock,  such  certificate  shall  be  issued  subject  to  (i)  the satisfaction  of the  applicable  conditions  for the vesting of the  Restricted
Stock,  and (ii)  the  Award  holder's  execution  of a stock  power in favor of
Chindex in order for Chindex to effect any forfeitures of such Restricted  Stock called  for  under  the  Stock  Agreement.  Except  as may be  permitted  by the
Committee,  no share of  Restricted  Stock may be sold,  transferred,  assigned, pledged or otherwise  encumbered by the Award holder until such share has vested in  accordance  with  the  terms  of the  Restricted  Stock  award.  At the time
Restricted  Stock vests, a certificate for such vested shares shall be delivered to the  Award  holder  (or his or her  designated  beneficiary  in the  event of death), free of all restrictions.

          (c) The Award holder shall have the right to vote shares of Restricted
Stock that have been issued to him or her before such shares have been forfeited or become vested.

          (d) The Committee may provide in the applicable  Stock  Agreement that an amount equal to the amount of any cash dividends declared with respect to the number of Shares  subject to a  Restricted  Stock  Award (i) will be paid to the
Award holder currently, (ii) will be deferred and deemed reinvested in Stock and paid to the Award  holder  only in the event of the  vesting  of the  underlying
Restricted  Stock,  (iii) will  otherwise  be credited  to the Award  holder for payment at such time and under such conditions a specified by the Committee,  or
(iv) will not  entitle  the Award  holder to any  rights  with  respect  to such dividends. Stock received as a dividend on, or in connection, with a stock split of, Restricted Stock shall be subject to the same restrictions as the underlying
Restricted  Stock  and  shall  vest  or be  forfeited  at the  same  time as the underlying Restricted Stock.

          (e) Except as may be  provided  by the  Committee,  in the event of an
Award holder's  termination of employment  with or service to Chindex before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted  Stock have not been  satisfied  prior to any deadline for

                                      B-6

the satisfaction of such conditions set forth in the applicable Stock Agreement, the shares of Restricted Stock which have not vested shall be forfeited, and the
Committee may provide that (i) any purchase price paid by the Award holder shall be returned to the award holder or (ii) a cash payment  equal to the  Restricted
Stock's Fair Market Value on the date of forfeiture,  if lower, shall be paid to the Award holder.

          (f) The  Committee may waive,  in whole or in part,  any or all of the conditions  to receipt of, or  restrictions  with  respect to, any or all of the
Award  holder's  Restricted  Stock  (except  that the  Committee  may not  waive conditions  or  restrictions  with respect to awards  intended to qualify  under
Section  162(m) of the Code unless such waiver would not cause the award to fail to qualify as  "performance-based  compensation"  within the  meaning of Section
162(m) of the Code).

     8.2.  Deferred  Stock. Subject to the following  provisions,  all Awards of
Deferred Stock shall be in such form and shall have such terms and conditions as the Committee may determine.

          (a) The  Deferred  Stock award  shall  specify the number of shares of
Deferred  Stock to be awarded  and the  duration  of the period  (the  "DEFERRAL
PERIOD") during which, and the conditions under which, receipt of the Stock will be deferred.  The Committee may, but need not, condition the grant or vesting of
Deferred Stock,  or receipt of Stock or cash at the end of the Deferral  Period, upon the  completion  of a  specified  period of service  with  Chindex  and its
Subsidiaries,  upon the attainment of specified performance objectives,  or upon such other criteria as the Committee may determine.

          (b) Except as may be provided by the Committee,  Deferred Stock Awards may not be sold, assigned,  transferred,  pledged or otherwise encumbered during the Deferral Period.

          (c) At the expiration of the Deferral Period, the Award holder (or his or  her  designated  beneficiary  in the  event  of  death)  shall  receive  (i)
certificates  for the  number of shares of Stock  equal to the  number of shares covered by the Deferred Stock award, (ii) cash equal to the Fair Market Value of such Stock,  or (iii) a  combination  of shares and cash,  as the  Committee may determine.

          (d) The  holder of an Award of  Deferred  Stock  shall  have no voting rights with respect to such Award.

          (e) The Committee may provide in the applicable  Stock  Agreement that an amount equal to the amount of any cash dividends declared with respect to the number of shares subject to a Deferred Stock Award (i) will be paid to the Award holder currently,  (ii) will be deferred and deemed reinvested in Stock and paid to the Award holder at the time of delivery of the  underlying  Deferred  Stock,
(iii) will  otherwise  be credited to the Award  holder for payment at such time and under such conditions a specified by the Committee, or (iv) will not entitle the Award holder to any rights with respect to such dividends. In the event of a stock  dividend or stock split of the Stock,  the Award  (adjusted in accordance with  Section  11) shall  continue  to be subject to the  vesting  and  deferral provisions contained in the Stock Agreement.

          (f) Except as may be  provided  by the  Committee,  in the event of an award holder's  termination of employment  with or service to Chindex before the
Deferred Stock has vested, his or her Deferred Stock award shall be forfeited.

          (g) The  Committee may waive,  in whole or in part,  any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a
Deferred  Stock Award  (except that the  Committee  may not waive  conditions or restrictions  with respect to awards intended to qualify under Section 162(m) of the Code  unless  such  waiver  would not cause the award to fail to  qualify as
"performance-based  compensation"  within the  meaning of Section  162(m) of the
Code).

                                      B-7

     8.3.  Stock Units. Subject to the following provisions, all Awards of Stock
Units  shall be in such form and shall  have such  terms and  conditions  as the
Committee may determine.

          (a) The Stock  Unit Award  shall  specify  the  number of Stock  Units awarded,  the date or dates on which  such  Units  shall be paid in cash and any conditions on such payment. The Committee may, but need not, condition the grant or  vesting  of Stock  Units  upon  the  completion  of a  specified  period  of employment with or service to Chindex and its Subsidiaries,  upon the attainment of specified performance objectives or upon such other criteria as the Committee may determine.

          (b) At the date fixed for payment of the Stock Unit, upon satisfaction of any conditions for payment thereof, the Award holder shall receive cash equal to the Fair Market  Value of a share of Stock for each Stock Unit covered by the
Award.

          (c) Stock Unit  Awards may not be  assigned,  transferred,  pledged or otherwise encumbered.

          (d) Unless  otherwise set forth in the Stock Agreement which evidences a Stock Unit grant, if a cash dividend is paid on the Stock,  the amount of such cash dividend with respect to the number of shares subject to a Stock Unit Award shall be treated as reinvested in shares of Stock and shall  increase the number of shares of Stock described in such Stock Unit grant.

          (e) The  Committee may waive,  in whole or in part,  any or all of the conditions to receipt of, or  restrictions  with respect to, the payment under a
Stock  Unit  Award  (except  that the  Committee  may not  waive  conditions  or restrictions  with respect to awards intended to qualify under Section 162(m) of the Code  unless  such  waiver  would not cause the award to fail to  qualify as
"performance-based  compensation"  within the  meaning of Section  162(m) of the
Code).

     8.4.  Performance Goals.

          (a) If an Award of Restricted Stock,  Deferred Stock or Stock Units is
intended to qualify as  performance-based  under Section 162(m) of the Code, the
Award  Agreement  shall so specify and shall specify the  objective  performance goals on which the grant or the vesting of the Award is conditioned, which shall relate to one or more of the  performance  criteria set forth in Section 8.4(b).
Such goals  shall be set forth in  writing no later than the  shorter of 90 days after  the  start of the  performance  period or the end of the first 25% of the performance period over which satisfaction of the goals is measured.

          (b) Awards of Restricted Stock, Deferred Stock or Stock Units intended to qualify as performance-based for purposes of Section 162(m) of the Code shall relate to one or more of the  following  criteria:  (i)  Chindex's  return  over capital costs or increases in return over capital costs,  (ii)  Chindex's  total earnings or the growth in such earnings,  (iii) Chindex's  consolidated earnings or the growth in such earnings,  (iv) Chindex's earnings per share or the growth in such  earnings,  (v) Chindex's  net earnings or the growth in such  earnings,
(vi)  Chindex's   earnings  before  interest   expense,   taxes,   depreciation,
amortization  and other  non-cash  items or the growth in such  earnings,  (vii)
Chindex's  earnings  before  interest and taxes or the growth in such  earnings,
(viii) Chindex's  consolidated net income or the growth in such income, (ix) the value of Chindex's Stock or the growth in such value,  (x) Chindex's Stock price or the growth in such price,  (xi)  Chindex's  return on assets or the growth on such return,  (xii)  Chindex's  total  shareholder  return or the growth in such return, (xiii) Chindex's expenses or the reduction of expenses,  (xiv) Chindex's sales growth,  (xv) Chindex's  overhead ratios or changes in such ratios,  (xvi)
Chindex's  expense-to-sales  ratios  or  the  changes  in  such  ratios,  (xvii)
Chindex's  economic value added or changes in such value added,  or (xviii) such other  financial  performance  measures deemed  appropriate by the Committee.  A

                                      B-8

performance  goal  described  in this  Section  8.4(a)  may be set in any manner determined by the Committee,  including looking to achievement on an absolute or relative basis in relation to peer groups or indexes,  and may relate to Chindex as a whole or one or more operating units of Chindex.

          (c) If the  Committee  determines  that a  performance  goal  has been
satisfied  and  the   satisfaction  of  such  goal  was  intended  to  meet  the requirements of Section 162(m) of the Code, the Committee shall certify that the goal has been satisfied in accordance with the requirements set forth under such section of the Code.

SECTION 9. LIMITATIONS ON SALE OF STOCK

     Each Award under this Plan shall be subject to the requirement  that, if at any time the Committee  shall  determine that (i) the listing,  registration  or qualification  of the Stock  subject  or  related  thereto  upon any  securities exchange  or market or under any state or federal  law,  or (ii) the  consent or approval  of any  government  regulatory  body  or  (iii)  an  agreement  by the recipient of an Award with respect to the  disposition of the Stock is necessary or desirable in order to satisfy any legal requirements, such Award shall not be granted or exercised,  in whole or in part,  unless such listing,  registration, qualification,  consent,  approval  or  agreement  shall have been  effected  or obtained free of any conditions  not  acceptable to the Committee.  Chindex may, but shall not be required to,  register the Stock issuable under this Plan under the  Securities  Act of 1933,  as  amended,  and/or  under any other  applicable securities  laws;  however,  Chindex  shall have no  obligation to take any such action in connection  with the  transfer,  resale or other  disposition  of such
Stock by an Award holder.  The  application of this Section shall not extend the term of any Option or other Award.

SECTION 10. LIFE OF PLAN

     No Award  shall be granted  under this Plan on or after the  earlier of (i)
the tenth  anniversary  of the date the Board adopts this Plan, or (ii) the date on which all of the Stock  reserved under Section 3 of this Plan has been issued or is no longer  available  for  issuance.  Following the earlier of such dates, this Plan shall continue for the limited  purpose of  administering  outstanding
Awards until all outstanding Options (and any related surrender rights) and SARs have been  exercised  in full or no longer are  exercisable  and all  Restricted
Stock,  Deferred  Stock and Stock Unit grants under this Plan have either vested or been forfeited,  and all shares of Stock or cash payments  deliverable  under this Plan have been delivered.

SECTION 11. ADJUSTMENT

     11.1. In the event of any merger,  reorganization,  consolidation,  sale of
substantially  all  assets,  recapitalization,   stock  dividend,  stock  split,
spin-off,  split-up,  split-off,  distribution  of  assets  or other  change  in corporate structure affecting the Stock such that an adjustment is determined by the Board to be  appropriate  under this Plan,  then the Board shall,  in such a manner as it may deem equitable,  adjust any or all of (i) the aggregate number, kind and class of shares reserved for issuance under this Plan, (ii) the number, kind and class of shares as to which Awards may be granted to any  individual in any calendar year, (iii) the number,  kind and class of shares or other property subject to outstanding Awards, and (iv) the Option Price of outstanding Options, the SAR Share Value of  outstanding  SARs,  and any other  amounts to be paid by
Award  holders or  Chindex,  as the case may be,  with  respect  to  outstanding
Awards.

     11.2. As an  alternative to the  adjustments  set forth in Section 11.1, in the event of the  dissolution  or  liquidation of Chindex or in the event of any reorganization, merger, or consolidation as a result of which Chindex is not the surviving  corporation  (or  survives as a  wholly-owned  subsidiary  of another

                                      B-9

corporation),  or upon a sale of  substantially  all the assets of Chindex,  the
Board may take such action as it in its discretion deems appropriate to (i) cash out outstanding Options, SARs and/or other Awards at or immediately prior to the date of such event,  (ii) provide for the  assumption of  outstanding  Awards by surviving,  successor or transferee  corporations,  and/or (iii)  accelerate the date Options and SARs are  exercisable to a date prior to the date of such event and provide that all  unexercised  Options  and/or SARs on the date of the event terminate on such date.

     11.3. Acquisition by Chindex. In the event of any merger,  consolidation or other corporate transaction in which Chindex acquires stock or assets of another corporation, the Board or the Committee shall have the right, in its discretion, to make Awards under this Plan, to effect the assumption of or substitution  for outstanding  awards  previously made by the corporation  being acquired  without regard  to (i)  the  share  limitations  of  Sections  3 or  6.2,  or  (ii)  the requirement  that the Option  Price and SAR Share Value be no less than the Fair
Market Value of a share of Stock on the date of grant.

     11.4.  Fractional  Shares.  If any  adjustment  under this Section 11 would create a fractional  share of Stock or a right to acquire a fractional  share of
Stock,  such  fractional  share shall be disregarded and the number of shares of
Stock reserved under this Plan and the number subject to any outstanding  Awards shall be the next  lower  number  of shares of  Stock,  rounding  all  fractions downward.

     11.5.  Any  adjustment  made under  this  Section 11 by the Board (or under
Section 11.3 by the  Committee)  shall be conclusive and binding on all affected persons.

     SECTION 12. AMENDMENT OR TERMINATION

     12.1.  This Plan may be amended  by the Board from time to time;  provided,
however,   no  such  amendment  shall  be  made  without  the  approval  of  the shareholders of Chindex to the extent such approval is required under applicable law, Code Section 422, Code Section 162(m) or any  applicable  stock exchange or stock  market  rule.  The  Board  also  may  terminate  this  Plan at any  time.
Termination  of this Plan shall not affect the  Committee's  ability to exercise the powers granted to it with respect to Awards granted under this Plan prior to the date of such termination.

     12.2.  The  Committee  may  amend  the  terms of any  Award,  including  an amendment to  accelerate  the  exercisability,  vesting or payment of the Award;
provided,  however,  that no such amendment shall impair the rights of the Award holder without his or her written consent.

     SECTION 13. MISCELLANEOUS

     13.1.  Shareholder Rights. No person shall have any rights as a shareholder of Chindex as a result of the grant of an Option or a SAR under this Plan or his or her  exercise of such Option or SAR pending the actual  delivery of the Stock subject to such Option.

     13.2. No Contract of Employment or Director  Status.  The grant of an Award under this Plan shall not constitute a contract of employment or an agreement to continue the Award  holder's  status as an Employee,  Director or Consultant and shall not confer on an Award holder any rights in addition to those  rights,  if any,  expressly  set  forth in the  Option  Agreement,  SAR  Agreement  or Stock
Agreement, as the case may be, that evidences and governs his or her Award.

     13.3. Cash Payments.  Any cash payment of an Award under this Plan shall be made from Chindex's general assets,  and an Award holder shall be no more than a general unsecured creditor of Chindex with respect to such payment.

                                      B-10

     13.4. Share Retention Guidelines.  Shares of Stock acquired under this Plan may be subject to share  retention  guidelines or other  restrictions  on resale established by Chindex.

     13.5. Tax Withholding.

          (a) Each Award  holder  shall,  not later than the date as of which an amount with respect to an Award first becomes  includible in such person's gross income  for  applicable  tax  purposes,  pay to  Chindex,  or make  arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other  taxes of any kind  required  by law to be  withheld  with  respect to the
Award.  The  obligations of Chindex under this Plan shall be conditional on such payment  or  arrangements.  Chindex  or its  Subsidiaries  shall,  to the extent permitted  by law,  have the right to deduct any such taxes from any  payment of any kind  otherwise due to the Award holder.  The  acceptance of any Award under this Plan shall  constitute  the Award  holder's  full and  complete  consent to whatever  action the Committee  deems  necessary or  appropriate  to satisfy the minimum tax withholding requirements,  if any, which the Committee acting in its discretion deems applicable.

          (b) The  Committee  also  shall have the right to provide in an Option
Agreement,  SAR  Agreement  or Stock  Agreement  that an  Employee  may elect to satisfy minimum federal, state and local tax withholding  requirements by having
Chindex  withhold shares of Stock or cash payments  otherwise  delivered to such person with respect to an Award.

     13.6. Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements.

     13.7. Construction.

          (a) Governing Law. This Plan shall be construed  under the laws of the
State  of  Delaware  (excluding  its  choice-of-law  rules)  to the  extent  not superseded by federal law.

          (b) Invalid Provisions.  In the event any provision of this Plan shall be held illegal or invalid for any reason,  the  illegality or invalidity  shall not affect the  remaining  parts of this Plan,  and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          (c)  Conflicts.  In the event of a conflict  between the terms of this
Plan and any Option  Agreement,  Stock Agreement or SAR Agreement,  the terms of this Plan shall prevail.

                                         Executed this __ day of ________, 2004.

                                         CHINDEX INTERNATIONAL, INC.

                                         By:
                                            ------------------------------------

                                         Title:
                                               ---------------------------------

                                      B-11

                                   PROXY CARD

PROXY                                                                      PROXY

                           CHINDEX INTERNATIONAL, INC.

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

          The undersigned holder of Common Stock or Class B Common Stock, as the case may be, of  CHINDEX  INTERNATIONAL,  INC.  (the  "Company"),  revoking  all proxies  heretofore  given,  hereby  constitute and appoint  Lawrence Pemble and
Robert  C.  Goodwin,  Jr.  and  each  of  them,  Proxies,  with  full  power  of substitution,  for the  undersigned  and in the  name,  place  and  stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the  number of votes and with all the powers the  undersigned  would  possess if personally  present,  at the 2004 Annual Meeting of Stockholders of the Company,
to be held at the Residence Inn by Marriott,  7335 Wisconsin  Avenue,  Bethesda,
Maryland,  on Thursday,  October 14, 2004 at 10:00 A.M.,  local time, and at any adjournments or postponements thereof.

          The undersigned hereby  acknowledges  receipt of the Notice of Meeting and Proxy  Statement  relating to the  meeting  and hereby  revokes any proxy or proxies heretofore given.

          Each  properly  executed  Proxy will be voted in  accordance  with the specifications  made on the reverse side of this Proxy and in the  discretion of the  Proxies on any other  matter  that may come  before the  meeting.  Where no choice is specified,  this Proxy will be voted FOR all listed  nominees to serve as directors and FOR each of the proposals set forth on the reverse side.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE FOR ALL LISTED NOMINEES AND
                              FOR PROPOSALS 2 AND 3

1. Election of Nine Directors:  FOR all nominees listed     WITHHOLD AUTHORITY
                                (except as marked to the      to vote for all
                                      contrary)            listed nominees below
                                          _                          _
                                         |_|                        |_|

Nominees:  Roberta Lipson,  Elyse Beth Silverberg,  Lawrence  Pemble,  Robert C.
           Goodwin,  Jr., A. Kenneth Nilsson,  Julius Y.  Oestreicher,  Carol R.
           Kaufman, Douglas B. Grob and Holli Harris.

(Instruction:  To withhold authority to vote for any individual  nominee,  cross out that nominee's name in the list provided above.)

2.        Proposal to approve the Company's 2004 Stock Option Plan.
                         _                     _                       _
                  FOR   |_|         AGAINST   |_|           ABSTAIN   |_|

3.        Proposal to  approve an  amendment  to the  Company's  Certificate  of
          Incorporation  to increase the  number of authorized  shares of Common
          Stock and Class B Common Stock.
                         _                     _                       _
                  FOR   |_|         AGAINST   |_|           ABSTAIN   |_|

          THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER
          MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

          The  shares  represented  by this  proxy  will be voted in the  manner directed.  In the  absence of any  direction,  the shares will be voted FOR each nominee  named in Proposal 1 and FOR  Proposals 2 and 3 and in  accordance  with their discretion on such other matters as may properly come before the meeting.

                                    Dated:                         , 2004
                                          ------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                                   Signature(s)

                        (Signature(s) should conform to names as registered. For
                        jointly  owned  shares,  each owner  should  sign.  When
                        signing as attorney, executor,  administrator,  trustee,
                        guardian or officer of a  corporation,  please give full
                        title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY